Execution Copy

                              CLECO EVANGELINE LLC

                                       to

                          BANK ONE TRUST COMPANY, N.A.

                                   as Trustee

                          -----------------------------
                                 TRUST INDENTURE

                          Dated as of December 10, 1999

                          -----------------------------


                $218,600,000 8.82% Senior Secured Bonds due 2019




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                                TABLE OF CONTENTS

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
ARTICLE I DEFINITIONS; INDENTURE TO CONSTITUTE CONTRACT........................................1

   SECTION 1.1    Definition; Construction.....................................................1
   SECTION 1.2    Equal and Ratable Benefit....................................................2
   SECTION 1.3    Compliance Certificates and Opinions.........................................2
   SECTION 1.4    Form of Documents Delivered to Trustee.......................................3

ARTICLE II THE BONDS...........................................................................4

   SECTION 2.1    Authorization, Amount, Terms, and Issuance of Bonds..........................4
   SECTION 2.2    Authorization and Terms of the Bonds; Payments on the Bonds..................4
   SECTION 2.3    Additional Bonds.............................................................5
   SECTION 2.4    Registered Holders Deemed Holders............................................7
   SECTION 2.5    Register; Registration of Bonds; Transfer and Exchange.......................8
   SECTION 2.6    Execution....................................................................8
   SECTION 2.7    Authentication...............................................................9
   SECTION 2.8    Mutilated, Destroyed, Lost or Stolen Bonds...................................9
   SECTION 2.9    Cancellation and Destruction of Surrendered Bonds...........................10

ARTICLE III REDEMPTION OF BONDS...............................................................10

   SECTION 3.1    Optional Redemption.........................................................10
   SECTION 3.2    Election or Requirement to Redeem; Notice to Trustee........................10
   SECTION 3.3    Mandatory Redemption; Selection of Bonds to Be Redeemed.....................11
   SECTION 3.4    Notice of Redemption........................................................14
   SECTION 3.5    Bonds Payable on Redemption Date............................................15
   SECTION 3.6    Bonds Redeemed in Part......................................................15

ARTICLE IV REPRESENTATIONS AND WARRANTIES.....................................................15

   SECTION 4.1    Organization, Power and Status of the Company...............................15
   SECTION 4.2    Authorization; Enforceability; Execution and Delivery.......................15
   SECTION 4.3    No Conflicts; Laws and Contracts; No Default; Representations and
                  Warranties..................................................................16
   SECTION 4.4    Governmental Approvals......................................................16
   SECTION 4.5    Litigation..................................................................17
   SECTION 4.6    Utility Regulation..........................................................17
   SECTION 4.7    Environmental Matters.......................................................17
   SECTION 4.8    Employee Benefit Plans......................................................17
   SECTION 4.9    Business of the Company.....................................................17
   SECTION 4.10   Investment Company Act......................................................18
   SECTION 4.11   Zoning......................................................................18



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
ARTICLE V COVENANTS...........................................................................18

   SECTION 5.1    Payment of Principal of and Interest on Bonds...............................18
   SECTION 5.2    Reporting Requirements......................................................18
   SECTION 5.3    Limited Liability Company Existence.........................................20
   SECTION 5.4    Compliance with Laws........................................................20
   SECTION 5.5    Governmental Approvals; EWG Status..........................................20
   SECTION 5.6    Insurance...................................................................20
   SECTION 5.7    Payment of Taxes and Claims.................................................20
   SECTION 5.8    Books and Records...........................................................21
   SECTION 5.9    Right of Inspection.........................................................21
   SECTION 5.10   Maintenance of Property and Security........................................21
   SECTION 5.11   Performance of Transaction Documents; Construction of the Project...........22
   SECTION 5.12   Rule 144A Information.......................................................22
   SECTION 5.13   Project Revenues............................................................22
   SECTION 5.14   Independent Engineer........................................................22
   SECTION 5.15   Annual Operating Budget.....................................................22
   SECTION 5.16   Use of Proceeds.............................................................23
   SECTION 5.17   Independent Auditor.........................................................23
   SECTION 5.18   Debt  23
   SECTION 5.19   Permitted Liens.............................................................25
   SECTION 5.20   Business Activities.........................................................26
   SECTION 5.21   Fundamental Changes, etc....................................................26
   SECTION 5.22   Affiliate Transactions......................................................26
   SECTION 5.23   Restricted Payments.........................................................26
   SECTION 5.24   Investments.................................................................26
   SECTION 5.25   Investment Company Act......................................................27
   SECTION 5.26   Formation Documents.........................................................27
   SECTION 5.27   Guaranty Obligations........................................................27
   SECTION 5.28   Amendments to Project Documents.............................................27
   SECTION 5.29   Additional Project Documents................................................28
   SECTION 5.30   Change Orders...............................................................28
   SECTION 5.31   Alterations and Additions...................................................28

ARTICLE VI EVENTS OF DEFAULT AND REMEDIES.....................................................29

   SECTION 6.1    Events of Default Defined...................................................29
   SECTION 6.2    Enforcement of Remedies.....................................................32
   SECTION 6.3    Judicial Proceedings Instituted by Trustee..................................33
   SECTION 6.4    Holders May Demand Enforcement of Rights by Trustee.........................35
   SECTION 6.5    Control by Holders..........................................................35
   SECTION 6.6    Waiver of Past Defaults or Events of Default................................35
   SECTION 6.7    Holder May Not Bring Suit Except Under Certain Conditions...................36
   SECTION 6.8    Undertaking to Pay Court Costs..............................................36
   SECTION 6.9    Right of Holders to Receive Payment Not to Be Impaired......................37
   SECTION 6.10   Application of Moneys Collected by Trustee..................................37
   SECTION 6.11   Bonds Held by Certain Persons Not to Share in Distribution..................38

                                       ii


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
   SECTION 6.12   Waiver of Appraisement, Valuation, Stay, Right to Marshalling...............38
   SECTION 6.13   Remedies Cumulative; Delay or Omission Not a Waiver.........................39
   SECTION 6.14   The Intercreditor Agreement.................................................39
   SECTION 6.15   The Depositary Agreement....................................................39

ARTICLE VII ACTS OF HOLDERS...................................................................40

   SECTION 7.1    Acts of Holders.............................................................40
   SECTION 7.2    Proof of Execution of Instruments and of Holding of Bonds...................40
   SECTION 7.3    Bonds Owned by the Company or Affiliate Deemed Not Outstanding..............40
   SECTION 7.4    Right of Revocation of Action Taken.........................................41

ARTICLE VIII AMENDMENTS AND SUPPLEMENTS.......................................................41

   SECTION 8.1    Amendments and Supplements to Indenture without Consent of Holders..........41
   SECTION 8.2    Amendments and Supplements to Indenture with Consent of Holders.............42
   SECTION 8.3    Trustee Authorized to Join in Amendments and Supplements; Reliance on
                  Counse......................................................................42
   SECTION 8.4    Effect of Supplemental Indentures...........................................43
   SECTION 8.5    Reference in Bonds to Supplemental Indentures...............................43

ARTICLE IX SATISFACTION AND DISCHARGE.........................................................43

   SECTION 9.1    Satisfaction and Discharge of Indenture.....................................43

ARTICLE X THE TRUSTEE.........................................................................44

   SECTION 10.1   Certain Duties and Responsibilities of Trustee..............................44
   SECTION 10.2   Notice of Defaults..........................................................45
   SECTION 10.3   Certain Rights of Trustee...................................................45
   SECTION 10.4   Not Responsible for Recitals or Issuance of Bonds...........................46
   SECTION 10.5   May Hold Bonds..............................................................46
   SECTION 10.6   Money Held in Trust.........................................................47
   SECTION 10.7   Compensation; Reimbursement; Indemnification................................47
   SECTION 10.8   Eligibility.................................................................47
   SECTION 10.9   Resignation and Removal; Appointment of Successor...........................47
   SECTION 10.10  Acceptance of Appointment by Successor......................................48
   SECTION 10.11  Merger, Conversion, Consolidation or Succession to Business.................49
   SECTION 10.12  Maintenance of Offices and Agencies.........................................49

ARTICLE XI MISCELLANEOUS PROVISIONS...........................................................51

   SECTION 11.1      Return of Monies Held by Trustee.........................................51
   SECTION 11.2      Third Party Beneficiaries; No Rights Conferred on Others.................52
   SECTION 11.3      Illegal Provisions Disregarded...........................................52
   SECTION 11.4      Substitute Notice........................................................52
   SECTION 11.5      Notice to the Rating Agency..............................................52
   SECTION 11.6      Notices..................................................................52
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                                      iii


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
   SECTION 11.7   Successors and Assigns...................................................53
   SECTION 11.8   Headings for Convenience Only............................................54
   SECTION 11.9   Counterparts.............................................................54
   SECTION 11.10  APPLICABLE LAW...........................................................54
   SECTION 11.11  Holidays.................................................................55
   SECTION 11.12  Limitation of Liability..................................................55
   SECTION 11.13  Trustee Actions as Secured Party Under Intercreditor Agreement...........55

SCHEDULE I     -  Principal Amortization
SCHEDULE II    -  Major Maintenance Reserve Required Balance
EXHIBIT A      -  Definitions
EXHIBIT B      -  Form of Initial Bond
EXHIBIT C      -  Subordination Provisions
EXHIBIT D      -  Insurance Requirements

                                 TRUST INDENTURE

                  THIS TRUST  INDENTURE,  dated as of  December  10,  1999 (this
"Indenture"), by and between CLECO EVANGELINE LLC, a limited liability company organized under the laws of the State of Louisiana (the "Company"), and BANK ONE TRUST COMPANY, N.A., a national banking association (together with its successors in such capacity, the "Trustee").

                                                 W I T N E S S E T H:
                                                 - - - - - - - - - -

                  WHEREAS, the Company has been formed for the purposes of acquiring, improving and operating the Project (these and other capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in Exhibit A); and

                  WHEREAS, in furtherance of such purposes, the Company has determined to issue its 8.82% Senior Secured Bonds due 2019 in the aggregate principal amount of $218,600,000 (collectively, with any bonds from time to time issued hereunder in substitution therefor, the "Initial Bonds"); and

                  WHEREAS, pursuant to this Indenture, the proceeds of the Initial Bonds will be used by the Company to pay the costs associated with the development, construction and start-up of the Project, including, without limitation, interest during construction and pre-Completion O&M Costs; and

                  WHEREAS, the execution and delivery of the Initial Bonds and of this Indenture have been duly authorized and all things necessary to make the Initial Bonds, when executed by the Company and authenticated by the Trustee, valid and binding legal obligations of the Company and to make this Indenture a valid and binding legal obligation of the Company and to make this Indenture a valid and binding agreement have been done.

                  NOW, THEREFORE, for and in consideration of the premises and of the covenants herein contained and of the purchase of the Initial Bonds by the Holders thereof, it is mutually covenanted and agreed, for the benefit of the parties hereto and the equal and proportionate benefit of all Holders of the Initial Bonds and any Additional Bonds hereafter issued hereunder, as follows:

                                   ARTICLE I

                  DEFINITIONS; INDENTURE TO CONSTITUTE CONTRACT

SECTION 1.1 Definition; Construction. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in Exhibit A, which Exhibit A is hereby incorporated by reference herein, and shall include the plural as well as the singular;

                  (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

                  (c) all references in this Indenture to designated "Articles," "Sections," "Exhibits" and other subdivisions are to the designated Articles, Sections, Exhibits and other subdivisions of this Indenture;

                  (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

                  (e) unless otherwise expressly specified, any agreement, contract or document defined or referred to herein shall mean such agreement, contract or document as in effect as of the date hereof, as the same may thereafter be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof and of this Indenture and the other Financing Documents and including any agreement, contract or document in substitution or replacement of any of the foregoing in accordance with the terms of this Indenture and the other Financing Documents;

                  (f) unless the context clearly intends to the contrary, pronouns having a masculine or feminine gender shall be deemed to include the other; and

                  (g) any reference to any Person shall include its successors and assigns, and in the case of any Governmental Authority, any Person succeeding to its functions and capacities.

                  SECTION  1.2  Equal  and  Ratable  Benefit.   The  provisions,
covenants and each of the agreements herein set forth to be performed by or on behalf of the Company shall be for the equal benefit, protection and security of the Holders of any and all of the Bonds. All of the Bonds, regardless of the time or times of their issuance or maturity, shall be of equal rank without preference, priority or distinction of any of the Bonds over any other thereof except as expressly provided in or pursuant to this Indenture.

                  SECTION 1.3 Compliance Certificates and Opinions. Except as otherwise expressly provided by this Indenture, upon any application or request by the Company to the Trustee that the Trustee take any action under any provision of this Indenture, the Company shall furnish to the Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any particular application or request as to which the furnishing of documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished unless otherwise required hereby.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that each individual signing such certificate or opinion has read such covenant or condition;

                  (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such individual, such examination or investigation has been made as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with;

                  (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with;

                  (e) in the case of an Officer's Certificate of the Company, a statement that no Default or Event of Default under this Indenture has occurred and is continuing (unless such Officer's Certificate relates to a Default or Event of Default); and

                  (f) a statement that, in the opinion of each such individual, such opinion or certificate complies with the provisions of this Section 1.3 and that the Trustee may rely on such certificate.

                  SECTION 1.4 Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel (which shall be additionally addressed to the Trustee and the Holders of the Bonds), unless such officer knows or has reason to believe that the certificate or opinion or representations with respect to the matters upon which such Officer's Certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate of or representations by an Authorized Representative of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows that the certificate or representations with respect to such matters are erroneous.

                  Any Opinion of Counsel stated to be based on the opinion of other counsel shall be accompanied by a copy of such other opinion (which shall be additionally addressed to the Trustee and the Holders of the Bonds).

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

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                                   ARTICLE II

                                    THE BONDS

                  SECTION 2.1 Authorization, Amount, Terms, and Issuance of Bonds(a) . (a) Bonds may be issued hereunder from time to time. No Bonds may be issued under this Indenture except in accordance with this Article II. The maximum principal amount of Bonds which may be issued hereunder is not limited. The Bonds shall be designated "Cleco Evangeline LLC Senior Secured Bonds" or a substantially similar designation. The Bonds may bear such notations, endorsements or legends as may be required to conform to usage or Law and as incorporated or used or directed to be incorporated or used by the Company. The Initial Bonds shall be in the form of Initial Bond set forth in Exhibit B.

                  (b) "Private Placement" numbers issued by S&P's CUSIP Service Bureau may be printed on the Bonds. Neither the Company nor the Trustee shall have any responsibility for any defect in the Private Placement number that appears on any Bond, check, advice of payment or redemption notice, and any such document may contain a statement to the effect that Private Placement numbers have been assigned by an independent service for convenience of reference and that neither the Company nor the Trustee shall be liable for any inaccuracy in such numbers.

                  SECTION 2.2 Authorization and Terms of the Bonds; Payments on the Bonds(a) . (a) The Initial Bonds to be issued under this Indenture are hereby created. The Company may issue the Initial Bonds, in the form of Exhibit B, upon the execution of this Indenture, and the Trustee shall, at the Company's written request, authenticate the Initial Bonds and deliver them as specified in the request.

                  (b) The Initial Bonds shall be dated as of the Closing Date, shall be issued in the aggregate principal amount of $218,600,000 and shall have a final maturity date of September 1, 2019 and bear interest at the rate of 8.82% per annum. Initial Bonds subsequently issued pursuant to Section 2.5(b) hereof shall be dated as of the date of authentication thereof.

                  (c) The principal of, premium (if any) and interest on, each Initial Bond shall be payable in any coin or currency of the United States of America which, at the respective dates of payment thereof, is legal tender for the payment of public and private debts. Subject to Section 2.2(f), payment of principal of, premium (if any) and interest on the Initial Bonds shall be made on the Scheduled Payment Date to the registered owner thereof at the Corporate Trust Office against presentation of the Initial Bonds for notation of the payment or prepayment made thereon or, in the case of a payment or prepayment which will discharge all Debt of the Company evidenced thereby, against surrender thereof.

                  (d) Interest on the Initial Bonds shall be paid semiannually in arrears on each Scheduled Payment Date commencing March 1, 2000 and concluding on the Final Maturity Date. Interest on the Initial Bonds shall be computed upon the basis of a 360-day year, consisting of twelve (12) thirty
(30)-day months. The Initial Bonds shall bear interest on any overdue principal and, to the extent enforceable under applicable law, on any overdue interest and premium (if any) at the Default Rate.

                  (e) On each Scheduled Payment Date, commencing March 1, 2001, principal on the Initial Bonds shall be paid in the respective principal amounts set forth in Schedule I annexed to each Initial Bond, which amounts shall be in the same proportion, respectively, to the amounts set forth in Schedule I hereto as the original principal amount of such Initial Bond bears to $218,600,000, provided that the final such payment shall in any event be sufficient to pay in full the accrued interest on, premium, if any, and unpaid principal amount of such Initial Bond.

                  (f) Notwithstanding any provision of this Indenture or the Initial Bonds to the contrary, payments of all amounts which become due and payable in respect of any Initial Bond shall be payable in U. S. Dollars and shall be made by the Trustee directly to the Holder of such Initial Bond, without surrender or presentation of such Initial Bond to the Trustee, if there shall be filed with the Trustee a copy of an agreement between the Company and such Holder (or the Person for whom such Holder is a nominee) providing that (1) such payments will be so made and (2) such Holder will not sell, transfer or otherwise dispose of such Initial Bond unless, if applicable, the date to which payments thereon have been paid shall be noted thereon or otherwise provided to the transferee thereof. The Trustee hereby acknowledges receipt of a copy of the Bond Purchase Agreement in satisfaction of the foregoing provisions of this
Section in respect of the Initial Purchasers party thereto. The Trustee shall have no responsibility regarding notations of payment by any Holder who has entered into such an agreement and the Trustee shall be responsible only for maintaining its records in accordance with this Indenture and absent manifest error the records of the Trustee shall be controlling as to payments and repayments in respect of the Initial Bonds.

                  (g) The Trustee is authorized to set up such funds and accounts from time to time as may be necessary to receive and disburse funds as provided under this Indenture.

                  SECTION 2.3 Additional Bonds(a) . (a) Additional Bonds may, upon the satisfaction of the conditions set forth in this Section, be issued in the amounts and for the purposes permitted herein. All Additional Bonds shall rank pari passu with the Initial Bonds, shall be secured by the Collateral and shall bear such date or dates, bear such interest rate or rates, have such maturity dates, redemption dates and redemption premiums, be in such form, and be issued at such prices as shall be approved in writing by the Company.

                  (b) Upon (i) the satisfaction of the applicable conditions set forth in paragraph (c) of this Section 2.3, (ii) the execution and delivery of
(x) an appropriate Supplemental Indenture in compliance with paragraph (c) of this Section 2.3, and (y) appropriate supplements to the Financing Documents (if any), and (iii) receipt by the Securities Intermediary of an Officer's Certificate confirming that the sum of cash and Permitted Investments in, plus, if applicable, the available amount of any Acceptable Credit Support provided for, the Debt Service Reserve Account shall, after giving effect to the issuance of such Additional Bonds, be equal to the Debt Service Reserve Required Balance, the Company shall execute Additional Bonds and deliver them to the Trustee, and the Trustee upon the written request of the Company shall authenticate such Additional Bonds and deliver them to the purchasers thereof as may be directed by the Company; provided, however, that notwithstanding anything to the contrary contained herein, no Additional Bonds may be issued hereunder (A) without the prior written consent of the Company, and (B) at any time when a Default or Event of Default shall have occurred and be continuing or if such issuance would, upon notice or the passage of time, cause a

Default or Event of Default. Upon the issuance of any Additional Bonds, the Company shall promptly provide the Trustee with a revised Schedule I to this Indenture that will provide for the payment of principal of and interest on such Additional Bonds.

                  (c) Additional Bonds may be issued by the Company, provided that the following conditions are satisfied: --------

                          (i) such Additional Bonds shall  constitute  Permitted
                  Debt under clause (a) of the definition thereof as certified at the time of authentication of such Additional Bonds to the Trustee by an Authorized Officer of the Company (on which the Trustee may conclusively rely);

                          (ii) no  Default or Event of  Default  shall  exist at
                  time of such issuance of the Additional Bonds, before and after giving effect to such issuance, and an Authorized Officer of the Company so certifies to the Trustee;

                          (iii) all of the net proceeds of such Additional Bonds
                  shall be used by the Company to fund or refinance capital improvements described in subclause (A), (B), (C) or (D) of clause (a) of Section 5.18, in each case as certified at the time of authentication of such Additional Bonds to the Trustee by an Authorized Officer of the Company;

                          (iv) the  Trustee  shall have  received  an Opinion of
                  Counsel reasonably satisfactory to the Trustee as to such matters as the Trustee may request (on which the Trustee may conclusively rely);

                          (v) there shall have been delivered to the Trustee the
                  certifications and other information, if any, required by this
                  Section 2.3(c) (on which the Trustee may  conclusively  rely);
                  and

                          (vi) there shall be established in one or more Supplemental Indentures, prior to the issuance of Additional Bonds of any series:

                      (A) the  title  of the  Additional  Bonds  of such  series
                  (which shall distinguish the Additional Bonds of such series from all other Bonds) and the form or forms of Additional Bonds of such series;

                      (B) any limit upon the aggregate  principal  amount of the
                  Additional Bonds of such series that may be authenticated and delivered under this Indenture and the Supplemental Indenture (except for Additional Bonds authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Additional Bonds of such series and except for Bonds that are deemed never to have been authenticated and delivered hereunder or under the Supplemental Indenture);

                      (C) the  date or  dates  on  which  the  principal  of the
                  Additional Bonds of such series is payable, the amounts of principal payable on such date or dates; and the date or dates on or as of which the Additional Bonds of such series shall be dated;

                      (D) the rate or rates at  which  the  Additional  Bonds of such series shall bear interest, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable, and the basis of computation of interest;

                      (E) the  place  or  places  where  (x) the  principal  of, premium, if any, and interest on Additional Bonds of such series shall be payable, (y) Additional Bonds of such series may be surrendered for registration of transfer or exchange and (z) notices and demands to or upon the Company in respect of the Additional Bonds of such series and this Indenture or the Supplemental Indenture may be served;

                      (F) the price or prices at which,  the  period or  periods within which and the terms and conditions upon which Additional Bonds of such series may be redeemed, in whole or in part, at the option of the Company;

                      (G) the  obligation,  if any,  of the  Company  to redeem, purchase or repay Additional Bonds of such series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof and the price or prices at which, the period or periods within which and the terms and conditions upon which Additional Bonds of such series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligations;

                      (H) the  denominations  in which  Additional Bonds of such series shall be issuable;

                      (I) the restrictions or limitations, if any, on the transfer or exchange of the Additional Bonds of such series;

                      (J) any other terms of such series  (which terms shall not contravene the provisions of this Indenture); and

                      (K) any trustees, authenticating or paying agents, warrant agents, transfer agents or registrars with respect to the Additional Bonds of such series.

                  SECTION 2.4 Registered Holders Deemed Holders. The Company and the Trustee may deem and treat the Person in whose name any Bond shall be registered as provided in Section 2.5 as the absolute owner and holder of such Bond for the purpose of receiving payment of all amounts payable with respect to such Bond and for all other purposes, and the Company and the Trustee shall not be affected by any notice to the contrary.

                  SECTION 2.5 Register; Registration of Bonds; Transfer and Exchange(a) . (a) The Company shall cause to be kept a register (herein sometimes referred to as the "Bonds Register") in which the registration of Bonds of each series and the registration of transfers and exchanges of registered Bonds shall be entered. The Bonds Register shall be kept at the Corporate Trust Office of the Trustee, and the Trustee is hereby appointed "Registrar" for the
                                       7
purpose of registering Bonds and transfers and exchanges of Bonds as herein provided. Upon surrender for transfer of any Bonds at the Corporate Trust Office of the Trustee, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of the same series and in a like aggregate principal amount. At the option of the Holder thereof, Bonds may be exchanged for other Bonds of the same series and in a like aggregate principal amount upon surrender of the Bonds to be exchanged at the Corporate Trust Office. Every Bond presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Registrar or any transfer agent, duly executed by the Holder thereof or such Holder's attorney duly authorized in writing.
Whenever any Bonds are so surrendered for exchange the Company shall execute, and the Trustee shall authenticate and deliver, the Bonds which the Holder making the exchange is entitled to receive. All Bonds issued upon any transfer or exchange of any Bonds shall be the same valid obligation, and entitled to the same security and benefits under this Indenture, as the Bonds surrendered upon such transfer or exchange. The Trustee shall make a notation on each new Bond of the amount of all payments of principal previously made on the old Bond or Bonds with respect to which such new Bond is issued and the date to which interest on such old Bond or Bonds has been paid.

                  (b) All Bonds delivered in transfer or exchange shall be dated pursuant to Section 2.2(b) hereof so that neither gain nor loss in interest shall result from the transfer or exchange. No service charge shall be made for any exchange or transfer, but the Company or the Trustee, as the case may be, may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

                  (c) Each Bond (and all Bonds issued in exchange therefor or substitution thereof), shall bear the legend in substantially the form set forth in the form of Initial Bond attached hereto as Exhibit B.

                  (d) New Bonds delivered upon any transfer or exchange shall be valid obligations of the Company, evidencing the same debt as the Bonds surrendered, shall be secured by this Indenture and shall be entitled to all of the security and benefits of the Indenture to the same extent as the Bonds surrendered.

                  SECTION 2.6 Execution(a) . (a) The Bonds shall be executed by the manual or facsimile signature of the Chairman of the Board, the Chief Executive Officer, the President or any Senior Vice President or Vice President of the Company.

                  (b) Bonds executed as provided in clause (a) above shall be issued and shall be authenticated by the Trustee upon the written direction of the Company (upon which the Trustee may exclusively rely), notwithstanding that any officer signing such Bonds or whose facsimile signature appears thereon shall have ceased to hold office at the time of issuance or authentication or shall not have held office at the date of the Bond.

                  SECTION 2.7 Authentication. No Bond shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose until a certificate of authentication in the form set forth on Exhibit B shall have been duly executed by the Trustee. Such authentication shall be conclusive proof that such Bond has been duly authenticated and delivered under this Indenture and that the Holder thereof is entitled to the benefit of the trust hereby created. The Trustee shall, at the written request of the Company, authenticate the Bonds at the initial issuance thereof and deliver them to the purchasers thereof upon payment to the Trustee of the purchase price therefor.

                  ANY BONDS  SUBSEQUENTLY  ISSUED  UNDER THIS  INDENTURE  MAY BE
AUTHENTICATED BY THE TRUSTEE OR ANY AUTHENTICATING AGENT APPOINTED BY THE TRUSTEE, AND SUCH AUTHENTICATION SHALL, FOR ALL PURPOSES OF THIS INDENTURE, BE DEEMED TO BE THE AUTHENTICATION OF AND DELIVERY BY THE TRUSTEE.

                  SECTION 2.8 Mutilated,  Destroyed,  Lost or Stolen  Bonds(a) .
(a) If any Bond shall become mutilated, destroyed, lost or stolen, the Company shall, subject to the satisfaction of applicable conditions contained in this
Section 2.8(a), upon the written request of the registered Holder of a Bond, execute, and the Trustee shall authenticate and deliver, in replacement thereof a new Bond of the same series and of like tenor, payable in like principal amount and dated the same date as the Bond so mutilated, destroyed, lost or stolen. If the Bond being replaced has been mutilated, it shall be surrendered at the Corporate Trust Office. If the Bond being replaced has been destroyed, lost or stolen, the Holder of such Bond shall furnish to the Company and the Trustee such reasonable security or indemnity as may be required by them to save the Company and the Trustee harmless, together with evidence satisfactory to the Company and the Trustee and their respective agents of the destruction, loss or theft of such Bond and the ownership and authentication thereof; provided, however, that if the Holder of such Bond is an Initial Purchaser or an institutional investor with a net worth of not less than $100,000,000, the written undertaking of such Holder delivered to the Company and the Trustee shall be sufficient security and indemnity and the written statement of such Holder to such effect shall be satisfactory evidence of the destruction, loss or theft of such Bond and the ownership thereof. The cost of providing any substitute Bond under the provisions of this Section shall be borne by the Holder for whose benefit such substitute Bond is provided. If, after the delivery of such new Bond, a bona fide purchaser of the original Bond in lieu of which such new Bond was issued presents for payment such original Bond, the Company, the Registrar and the Trustee shall be entitled to recover such new Bond for the Person to whom it was delivered or any Person taking therefrom, except a bona fide purchaser, and in any case shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Company, the Registrar or the Trustee in connection therewith.

                  (b) Every substitute Bond issued pursuant to this Section 2.8 shall constitute an additional contractual obligation of the Company, whether or not the Bond alleged to have been destroyed, lost or stolen shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder.

                  (c) All Bonds shall be held and owned upon the express condition that the foregoing provisions are, to the extent permitted by Law, exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds, and shall preclude any and all other rights or remedies.

                  SECTION 2.9 Cancellation and Destruction of Surrendered Bonds. Bonds surrendered for payment, or exchanged and surrendered to the Trustee for cancellation by the Company, shall be cancelled and destroyed by the Trustee.

                                  ARTICLE III

                               REDEMPTION OF BONDS

                  SECTION 3.1 Optional Redemption. At any time the Bonds or any series of the Bonds may be redeemed at the election of the Company, as a whole or, after Completion, in part, at any time on any Business Day, at the option of the Company, at par plus in the case of the Initial Bonds accrued interest to but excluding the date of redemption plus a Make-Whole Premium specified in the form of Initial Bond attached hereto as Exhibit B. Any redemption of less than all of the Bonds pursuant to this Section 3.1 shall be pro rata among all of the series of Bonds Outstanding at such time, and any redemption of less than all of the Bonds of any series pursuant to this Section 3.1 shall be pro rata among all of the Bonds of such series Outstanding at such time.

                  SECTION 3.2 Election or Requirement to Redeem; Notice to Trustee. If the Company elects or is required to redeem any Bonds pursuant to this Indenture or otherwise, it shall, except to the extent that the Trustee is required to select the Redemption Date pursuant to Section 3.3(a), at least thirty (30) days prior to the date upon which notice of redemption is required to be given to the Holders pursuant to Section 3.4 hereof (unless a shorter notice period shall be satisfactory to the Trustee, provided that the Trustee shall be under no obligation to agree to a shorter period), deliver to the Trustee and the Securities Intermediary an Officer's Certificate, specifying the date on which such redemption shall occur (the "Redemption Date") as determined in accordance with this Article III and the series and the principal amount of Bonds to be redeemed. Upon receipt of any such Officer's Certificate, the Trustee shall establish a non-interest bearing special purpose trust fund (the "Redemption Fund") into which shall be deposited by the Company, the Securities Intermediary, the Collateral Agent or any other Person, as the case may be, not later than one (1) Business Day prior to the Redemption Date, immediately available funds to be held by the Trustee and applied to the redemption of such Bonds on the Redemption Date. The Redemption Fund shall at all times be in the exclusive possession of, and under the exclusive dominion and control of, the Trustee.

                  SECTION 3.3 Mandatory Redemption; Selection of Bonds to Be Redeemed(a) . (a) All or a portion of the Bonds shall be redeemed, prior to maturity, at a Redemption Price equal to par plus accrued interest to and including the date of redemption, in the following circumstances:

                      (A) (a) if the Company receives Loss Proceeds in excess of
                  $5,000,000 in connection with a Loss Event and determines not to, or cannot, restore the Project to permit operation on a commercially feasible basis, in which case all of the Loss Proceeds received will (subject to the terms of the
                  Intercreditor Agreement) be applied to the mandatory redemption of Bonds (any such redemption being referred to as a "Loss Event Redemption"), and (b) if the Company receives Loss Proceeds in connection with a Loss
                  Event and more than

                  $5,000,000 of such Loss Proceeds remain after the Company uses a portion of such Loss Proceeds to restore the Project to permit operation on a commercially feasible basis, in which case all remaining Loss Proceeds will (subject to the terms of the Intercreditor Agreement) be applied to the mandatory redemption of Bonds (any such redemption being referred to as an "Excess Loss Proceeds Redemption");

                      (B) (a) if the Company  receives Title Insurance  Proceeds in excess of $5,000,000 in connection with a Title Defect and determines not to, or cannot, correct such Title Defect to permit operation of the Project on a commercially feasible basis, then all of the Title Insurance Proceeds received will (subject to the terms of the Intercreditor Agreement) be applied to the mandatory redemption of Bonds (any such redemption a "Title Event Redemption"), and (b) if the Company receives Title Insurance Proceeds in connection with a Title Defect and more than $5,000,000 of such Title Insurance Proceeds remain after the Company uses a portion of such Title Insurance Proceeds to correct such Title Defect to permit operation of the Project on a commercially feasible basis, in which case all remaining Title Insurance Proceeds will
                  (subject to the terms of the Intercreditor Agreement) be applied to the mandatory redemption of Bonds (any such redemption an "Excess Title Proceeds Redemption");

                      (C) the Company receives  performance  liquidated  damages pursuant to the EPC Contract and more than $5,000,000 of such performance liquidated damages remain after application thereof to an Approved Completion Plan (if any) ("Buydown Damages"), in which case such remaining performance liquidated damages will (subject to the terms of the Intercreditor Agreement) be applied to the mandatory redemption of Bonds;

                      (D) the  Company (a) fails to cause the Project to achieve
                  Completion on or prior to the  Guaranteed  Completion  Date or
                  (b) abandons the construction of the Project (any such event a "Non-Completion Event"), in which case the Company will be required to redeem all of the Outstanding Bonds unless, in the case of clause (a), the Rating Agency confirms in writing that such failure will not result in the Bonds being rated lower than "Baa3" by the Rating Agency; and

                      (E) the Company  receives a payment of damages pursuant to
                  Paragraph 1(ii) of the Tolling Guaranty upon a termination of the Tolling Agreement for cause by the Company (any such payment a "Tolling Agreement Damages Payment"), in which case such payment will (subject to the terms of the Intercreditor Agreement) be applied to the mandatory redemption of Bonds.

                  The Redemption Date shall be: (i) in the case of a Loss Event Redemption, any date selected by the Trustee during the 10-day period following the date on which Loss Proceeds in excess of $5,000,000 are received by the Collateral Agent on behalf of the Company; (ii) in the case of an Excess Loss Proceeds Redemption, any date selected by the Trustee during the 10-day period following the date on which the Company establishes that there are Loss Proceeds in excess of $5,000,000 remaining in the Loss Proceeds Sub-account following completion of any rebuilding, repairing, or restoring of the Project; (iii) in the case of a Title Event Redemption, any date selected by the Trustee during the 10-day period following the date on which such Title Proceeds in excess of $5,000,000 are received by the Collateral Agent on behalf of the Company; (iv) in the case of an Excess Title Proceeds Redemption, any date selected by the Trustee during the 10-day period following the date on which the Company establishes that there are Title Insurance Proceeds in excess of $5,000,000 in the Title Defect Sub-account following completion of curing the Title Defect, (v) in the case of Buydown Damages, following application of the performance liquidated damages giving rise to such Buyout Damages to an Approved Completion Plan (if applicable), any date selected by the Trustee during the 10-day period following the date on which such Buydown Damages are received by the Collateral Agent on behalf of the Company, (vi) in the case of a Non-Completion Event, any date selected by the Trustee during the 10-day period following the date of occurrence of such Non-Completion Event and (vii) in the case of a Tolling Agreement Damages Payment, any date selected by the Trustee during the 10-day period following the date on which such Tolling Agreement Damages Payment is received by the Collateral Agent on behalf of the Company.

                  (b) Within thirty (30) days of the occurrence of any Change of Control, the Company shall provide written notice of such Change of Control (a "Change of Control Notice") to the Trustee, which Change of Control Notice shall contain an offer by the Company to redeem from each Holder, on the Redemption Date specified in such Change of Control Notice (which shall be not less than 30 days nor more than 60 days after the date of such Change of Control Notice) all of the Outstanding Bonds held by each Holder at a Redemption Price equal to 101% of the principal amount of the Outstanding Bonds held by such Holder plus accrued and unpaid interest on the principal amount of such Outstanding Bonds to and including such Redemption Date. Upon receipt thereof, the Trustee shall immediately forward such Change of Control Notice to the Holders in accordance with the terms of this Indenture. The offer contained in such Change of Control Notice shall be deemed to lapse as to any Holder whose affirmative reply in writing shall not have been received by the Trustee within 15 days of the date on which the Company provided such Change of Control Notice to the Trustee. Within 10 (ten) days after any such affirmative reply by a Holder, the Company shall pay to the Trustee for deposit in the Redemption Fund an amount of funds sufficient to redeem the Outstanding Bonds subject to such request in accordance with this clause (b). The Trustee shall apply all such funds received by it to the redemption of the Outstanding Bonds pursuant to this Section 3.3(b) on the Redemption Date in accordance with written allocation instructions from the Company provided to the Trustee in accordance with the notice provisions set forth in this Article III. The Company will not be required to make an offer to redeem Bonds upon the occurrence of any Change of Control pursuant to this
Section 3.3(b) if another Person makes such offer at the same purchase price, at the same times and otherwise in substantial compliance with the requirements of this Section 3.3(b) and such Person purchases all Bonds validly tendered and not withdrawn under such offer in accordance with the terms of such offer.

                  (c) If Cleco makes a Default Equity Contribution, the Company shall, upon receipt of such Default Equity Contribution, provide written notice thereof (a "Default Equity Contribution Notice") to the Trustee, which Default Equity Contribution Notice shall specify the amount of such Default Equity Contribution and shall contain an offer by the Company to redeem from each Holder, on the Redemption Date specified by the Company in such Default Equity Contribution Notice (which shall be not less than 30 nor more than 60 days after the date of such notice), a principal amount of the Initial Bonds held by such Holder equal to such Holder's pro-rata share of such Default Equity Contribution at par plus accrued interest. Upon receipt thereof, the Trustee shall immediately forward such notice to the Holders in accordance with the terms of this Indenture. The offer contained in such notice shall be deemed to lapse as to any Holder whose affirmative reply in writing shall not have been received by the Trustee within 15 days of the date on which the Company provided such Default Equity Contribution Notice to the Trustee. On the Redemption Date specified by the Company in such Default Equity Contribution Notice, the Company shall make a mandatory redemption of a principal amount of the Initial Bonds held by each Holder which has affirmatively replied to such Default Equity Contribution Notice, such mandatory redemption to be of a principal amount of Bonds held by such Holder equal to such Holder's pro-rata share of such Default Equity Contribution at par plus accrued interest to and including the Redemption Date.

                  (d) Upon any partial mandatory redemption of the Bonds in accordance with this Section 3.3, each payment remaining in the scheduled principal amortization of the Bonds as set forth on Schedule I hereto shall be reduced by an amount equal to the product of (x) such scheduled principal amortization of the Bonds then in effect, multiplied by (y) a fraction, the numerator of which is equal to the principal amount of the Outstanding Bonds to be redeemed and the denominator of which is the principal amount of the Outstanding Bonds immediately prior to such redemption.

                  (e) If less than all the Bonds are to be redeemed pursuant to clause (a) of this Section 3.3, the Bonds shall be redeemed ratably by the Trustee from the Outstanding Bonds not previously called for redemption in whole.

                  (f) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Bonds shall relate, in the case of any Bonds redeemed or to be redeemed only in part, to the portion of the principal amount of such Bonds that has been or is to be redeemed.

                  SECTION 3.4 Notice of Redemption. Notice of redemption shall be given in the manner provided in Section 11.6 hereof to the Holders of Bonds of such series to be redeemed at least thirty (30) days but not more than sixty
(60) days prior to the Redemption Date. All notices of redemption shall state:

                  (a) the Redemption Date;

                  (b) the Redemption Price;

                  (c) the new scheduled principal amortization of the Bonds, as reflected in a revised Schedule I hereto;

                  (d) if less than all Outstanding Bonds are to be redeemed, the principal amount of the Bonds held by each Holder to be redeemed;

                  (e) in the case of Bonds to be redeemed in part, if requested by the Holder thereof, the principal amount of such Bonds to be redeemed and that after the Redemption Date upon surrender of such Bonds, new Bonds in the aggregate principal amount equal to the unredeemed portion thereof will be issued;

                  (f) that Bonds called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                  (g) that on the Redemption Date, the Redemption Price will become due and payable upon each such Bond or portion thereof, and that (unless the Company shall default in payment of the Redemption Price) interest thereon shall cease to accrue on and after said date;

                  (h) that the availability in the Redemption Fund on the Redemption Date of an amount of immediately available funds to pay the Redemption Price in full is a condition precedent to the redemption; and

                  (i) the paragraph of the Bonds or the Indenture pursuant to which the Bonds are being redeemed.

                  Notice of redemption of Bonds to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name and at the expense of the Company. Notice of a mandatory redemption of the Bonds shall be given by the Trustee, in the name and at the expense of the Company.

                  With respect to mandatory redemption pursuant to Section 3.3 hereof, notice of redemption may be given by the Trustee prior to receipt of funds sufficient to pay the Redemption Price.

                  Failure to give notice of redemption in the manner provided in
Section 11.6 or any defect in such notice to the Holder of any Bond designated for redemption in whole or in part shall not affect the validity of the notice to any other Holder.

                  SECTION 3.5 Bonds Payable on Redemption Date. If notice of redemption is given in accordance with this Article III, and the conditions, if any, set forth in such notice have been satisfied, the Bonds or portions thereof to be redeemed shall become due and payable on the Redemption Date, and (unless the Company shall default in payment of the Redemption Price) from and after such date such Bonds or portions thereof shall cease to bear interest.

                  SECTION 3.6 Bonds Redeemed in Part. At the option of any Holder thereof, any Bond that is to be redeemed only in part may be surrendered at the place of payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Bond, without service charge, a new Bond or Bonds of the same series, in denominations of $100,000 or any multiple thereof as may requested (plus, if applicable, one Bond in such other denomination as may be requested by such Holder) and of like tenor and in aggregate principal amount equal to and in exchange for the remaining unpaid principal amount of the Bond so surrendered.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  The Company represents and warrants to the Trustee as of the date of issuance of the Bonds:

                  SECTION 4.1 Organization, Power and Status of the Company. The Company (a) is a limited liability company duly organized and validly existing under the laws of the State of Louisiana and (b) is duly qualified and in good standing, if applicable, as a foreign limited liability company or other limited liability entity in each jurisdiction where the nature of its activities makes such qualification necessary. The Company has all requisite limited liability company power and authority to carry on its business as now being conducted and as proposed to be conducted.

                  SECTION 4.2 Authorization; Enforceability; Execution and Delivery(a) . (a) The Company has all necessary limited liability company power and authority to execute, deliver and perform its obligations under this Indenture, the Bonds and each other Transaction Document to which it is a party.

                  (b) All action on the part of the Company that is required for the authorization, execution, delivery and performance of this Indenture, the Bonds and each other Transaction Document to which the Company is a party has been duly and effectively taken, and the execution, delivery and performance of this Indenture, the Bonds and each other Transaction Document to which it is a party does not require the approval or consent of any holder or trustee of any debt or other obligations of the Company, except such approvals or consents as have been duly obtained and are in full force and effect.

                  (c) This Indenture, the Bonds and each other Transaction Document to which the Company is a party have been duly authorized, executed and delivered by the Company. Each of this Indenture, the Bonds and each other Transaction Document to which the Company is a party constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with the terms hereof and thereof, except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally, and subject to general principles of equity.

                  SECTION 4.3 No Conflicts; Laws and Contracts; No Default; Representations and Warranties(a). (a) Neither the execution, delivery and performance of this Indenture, the Bonds or each other Transaction Document to which the Company is a party, nor the consummation of any of the transactions contemplated hereby or thereby (i) contravenes any provision of Law applicable to the Company or any of the Collateral, (ii) conflicts or is inconsistent with or constitutes a default under or results in the acceleration of (x) any obligation under the Certificate of Limited Liability Company, Operating Agreement or other constituent documents of the Company or (y) any terms of any other Transaction Document or any other agreement or instrument to which the Company is a party or by which the Company or any of its property or assets is bound or to which the Company may be subject except any such conflict, inconsistency, default or violation which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect or (iii) results in the creation or imposition of (or the obligation to create or impose) any Liens (other than Permitted Liens) on the Collateral.

                  (b) The Company is in compliance with any and all Laws applicable to it, except any such noncompliance which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 4.4 Governmental Approvals. All Governmental Approvals
which are required to be obtained by, in the name of or on behalf of the Company in connection with (a) the issuance of the Bonds (b) the execution, delivery and performance by the Company of the Transaction Documents to which the Company is a party and (c) the construction and the operation of the Project have been duly obtained or made, were validly issued and are in full force and effect, other than any such Governmental Approvals the failure of which to obtain, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any of the foregoing Governmental Approvals. The Company does not have knowledge of any fact that is likely to result in the denial of an application or renewal, or the revocation, modification, nonrenewal or suspension of any of the foregoing Governmental Approvals.

                  SECTION 4.5 Litigation. There are no claims, actions, suits, investigations or proceedings at law or in equity (including any Environmental Claims) or by or before any arbitrator or Governmental Authority now pending against or, to the knowledge of the Company, threatened against the Company or any property or other assets or rights of the Company which (a) question the validity of any Transaction Document or any action taken or to be taken pursuant to or in connection with any Transaction Document or (b) could reasonably be expected to result in a Material Adverse Effect.

                  SECTION 4.6 Utility Regulation. The Company is not subject to regulation by any Governmental Authority under PUHCA as a "public utility company" or an "affiliate" or "subsidiary company" of a "registered holding company" or a company subject to registration under PUHCA.

                  SECTION 4.7 Environmental Matters(a) . (a) The Project is in compliance with all existing applicable Environmental Laws, except any such noncompliance which, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

                  (b) To the Company's knowledge, there are no existing facts, circumstances or conditions which could under any existing Environmental Law, individually or in the aggregate with all other circumstances or conditions, reasonably be expected to result in a Material Adverse Effect.

                  SECTION 4.8 Employee Benefit Plans. Except to the extent that the following could not reasonably be expected to result in a Material Adverse Effect, each Plan (including without limitation each Plan of a Commonly Controlled Entity) as to which the Company may have any liability complies in all material respects with all applicable requirements of Law and regulations, and (i) no "reportable event" (as defined in Section 4043 of

ERISA (other than an event for which a 30-day notice requirement has been waived by the PBGC) has occurred with respect to any such Plan, (ii) there has been no withdrawal from any Multiemployer Plan or steps taken to do so, (iii) no Plan has been terminated or has commenced to be terminated other than in a "standard termination" under Section 4041(b) of ERISA, (iv) no contribution failure has occurred with respect to any Plan sufficient to give rise to a lien under
Section 302(f) of ERISA or Section 412 of the Code and (v) no condition exists or event or transaction has occurred with respect to any Plan, in each case, that could reasonably be expected to result in a Material Adverse Effect.

                  SECTION 4.9 Business of the Company. The Company is a special purpose limited liability company and is not and has not engaged in any activities other than those incident to its organization, acquisition, improvement and operation of the Project, the offering of the Bonds, and transactions related thereto.

                  SECTION 4.10 Investment Company Act. The Company is not, and following the issuance and sale of the Bonds, will not be, an "investment company" or, to the knowledge of the Company, an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                  SECTION 4.11 Zoning. The construction, operation and use of the Project as an electric generating facility complies, and upon the completion of construction shall comply, with all Laws (if any) relating to zoning including, without limitation, those relating to use, height, setback lines, building coverage and gross floor area of building space.

                                   ARTICLE V

                                    COVENANTS

                  SECTION 5.1 Payment of Principal of and Interest on Bonds. The Company shall promptly pay or cause to be paid the principal of, premium (if any) and interest on every Bond issued hereunder according to the terms hereof and thereof.

                  SECTION 5.2 Reporting Requirements. The Company shall deliver to the Trustee (and the Trustee shall deliver copies to any Holder of an Initial Bond and, upon written request, which may be a continuing request, to any Holder of an Additional Bond), the Collateral Agent, the Rating Agency and, with respect to clauses (f), (h), (i) and (j) only (and, in the case of clause (j), only with respect to amendments and supplements to the Project Documents which are material) the Independent Engineer:

                  (a) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, unaudited quarterly financial statements of the Company;

                  (b) within 90 days after the end of each fiscal year of the Company, audited annual financial statements of the Company;

                  (c) at the  time  of  delivery  of  the  financial  statements described in clauses (a) and (b) above, a certificate of an Authorized Officer of the Company on behalf of the

Company to the effect that (i) the Company is in compliance with all of its material obligations under the terms of the Transaction Documents, and (ii) no Default or Event of Default known to the Company has occurred and is continuing or, if any Default or Event of Default known to the Company has occurred and is continuing, specifying the nature and extent thereof and what action the Company is taking or proposes to take in response thereto;

                  (d) promptly and in any event within ten days after an Authorized Officer of the Company obtains actual knowledge thereof, notice of the occurrence of any event or condition which constitutes a Default or an Event of Default, describing such event or condition and any action that the Company is taking or proposes to take with respect thereto;

                  (e) promptly and in any event within ten days after an Authorized Officer of the Company obtains actual knowledge thereof, notice of any litigation, arbitration or other governmental proceeding against the Company or with respect to any Transaction Document to which the Company is a party which, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect;

                  (f) promptly and in any event within ten days after an Authorized Officer of the Company obtains knowledge thereof, notice of the occurrence of any Loss Event or Title Defect, describing such Loss Event or Title Defect, as the case may be, and any action that the Company is taking or proposes to take with respect thereto;

                  (g) copies of material notices delivered in connection with the Project Documents;

                  (h) until the Project has achieved Completion, within 30 days after the end of each fiscal quarter of the Company, a quarterly construction report describing the progress of the Project's construction and the expenditure of funds in connection therewith;

                  (i) within 30 days after the end of each fiscal year of the Company occurring after the Project has achieved Completion (including the year in which Completion occurs), an annual operation and maintenance report for the Project;

                  (j) all amendments and supplements to the Project Documents;

                  (k) notice of any pending Environmental Claim against the Company which could reasonably be expected to result in a Material Adverse Effect; and

                  (l) within 45 days after the end of each fiscal year of the Company, an Officer's Certificate of the Company (i) confirming that all insurance policies required pursuant to Section 5.6 are in full force and effect on the date thereof, (ii) confirming the names of the companies issuing such policies, (iii) confirming the amounts and expiration dates of such policies,
(iv) including evidence of payment of all premiums or other amounts due on such insurance policies during such fiscal year and (v) stating that such policies comply with the requirements of the Financing Documents. The Trustee may conclusively rely upon any Officer's Certificate delivered pursuant to this clause (l) and shall have no responsibility to examine any policies referred to therein to determine compliance with the provisions of this Indenture.

                  SECTION 5.3 Limited Liability Company Existence. The Company shall at all times preserve and maintain (a) its existence as a limited liability company under the laws of the State of Louisiana, (b) its qualification to do business and good standing, if applicable, in each other jurisdiction in which the character of its properties or the nature of its activities makes such qualification necessary and (c) its rights, powers, privileges and franchises, except, in the case of clauses (b) and (c) where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 5.4 Compliance with Laws. The Company shall comply with all applicable Laws, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 5.5 Governmental Approvals; EWG Status(a) . (a) The Company shall obtain, maintain and comply with all Governmental Approvals necessary for (i) the issuance of the Bonds, (ii) the ownership, construction and operation of the Project and (iii) the execution, delivery and performance of its obligations under the Transaction Documents to which it is a party, except, in the case of clauses (ii) and (iii), where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

                  (b) The Company shall maintain the Project as an Eligible Facility owned by an Exempt Wholesale Generator.

                  SECTION 5.6 Insurance. For all periods both prior to and after completion of construction of the Project, the Company shall maintain or cause to be maintained insurance as is generally carried by companies engaged in similar businesses during such respective periods and owning similar properties in the same general area and financed in the same general manner. As of the Closing Date, the Company has in place the insurance set forth in Exhibit D. In the event the Company desires to maintain insurance that is materially different than the type and amounts of insurance set forth in Exhibit D, the Company shall provide to the Trustee a certificate of the Insurance Consultant stating that the criteria set forth in the first sentence of this Section 5.6 will be met by the Company. All insurance maintained by the Company pursuant to this Section
5.6 shall (i) name the Trustee, the Collateral Agent and the Company, in the case of all liability policies, as insureds, and in all other cases, as loss payees, as their interests may appear; (ii) provide that all insurance proceeds shall be payable to the Collateral Agent; (iii) include effective waivers by the insurer of all claims for insurance premiums against the Trustee, the Collateral Agent and the Holders; (iv) provide that any losses shall be payable notwithstanding (A) any foreclosure or other proceedings or notice of sale relating to the Facility or (B) any change in title to or ownership of the Facility; and (v) provide that no cancellation thereof shall be effective until at least 30 days after receipt by the Collateral Agent and the Trustee of written notice thereof.

                  SECTION 5.7 Payment of Taxes and Claims. The Company shall, prior to the time penalties attach thereto, pay and discharge, or cause to be paid and discharged, all taxes, assessments, claims and governmental charges or levies imposed upon it, its assets or property or its income or profits; provided that the Company shall not be required to pay any such obligation if the same is being diligently contested in good faith by appropriate proceedings and adequate cash reserves are established in accordance with GAAP.

                  SECTION 5.8 Books and Records. The Company shall at all times keep proper books and records of all of its business and financial affairs in accordance with GAAP.

                  SECTION 5.9 Right of Inspection. The Company shall permit the Trustee, the Collateral Agent, the Securities Intermediary, the Independent Engineer or any duly authorized agents or representatives of any of the foregoing, from time to time during normal business hours, (i) to conduct reasonable inspections and examinations of the records, assets and property of the Company and (ii) to discuss the affairs, finances and accounts of the Company with the principal officers of the Company, all upon reasonable notice and at such reasonable times as the Trustee, the Collateral Agent, the Securities Intermediary or the Independent Engineer may desire, provided, however, that, in the absence of a specific instruction to the contrary from the Required Holders, this right shall not be deemed to be a duty or responsibility of the Trustee, the Collateral Agent or the Securities Intermediary.

                  SECTION 5.10 Maintenance of Property and Security(a) . (a) The Company (i) shall use, maintain and operate the Project and the site thereof in material compliance with prudent industry practice, all applicable laws and Governmental Approvals and the Project Documents and (ii) shall preserve and maintain (except as otherwise specifically contemplated or permitted pursuant to the Mortgage) (x) good and marketable title to or valid leasehold or other rights to or in the Project, the site of the Project and all other Collateral owned by it (subject only to Permitted Liens) and (y) a valid and subsisting grant of all easements, licenses, franchises, rights of way and similar non-possessory real property interests necessary for the construction and operation of the Project and the use of the site of the Project.

                  (b) The Company shall take or cause to be taken all acts reasonably required to maintain and preserve the Liens purported to be created by the Security Documents. The Company shall from time to time execute, or cause to be executed, any and all further instruments (including financing statements, continuation statements and similar statements) reasonably required to maintain and preserve the Liens purported to be created by the Security Documents.

                  (c) In the event the Project or the Land shall become subject to any zoning Laws, the Company shall not, without the Trustee's prior written consent, use or permit the use of the Project or the Land in a manner which would result in such use becoming a nonconforming use under such zoning Laws.

                  SECTION 5.11 Performance of Transaction Documents; Construction of the Project(a) . (a) The Company shall (i) perform all of its obligations and covenants contained in the Transaction Documents to which it is a party, (ii) enforce, defend and protect all of its rights contained in such Transaction Documents and (iii) take all actions necessary to prevent the termination or cancellation of any such Transaction Documents, except in each case where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

                  (b) The Company shall cause the construction of the Project to be completed in a timely manner and in accordance with prudent industry practice, all applicable Laws and Governmental Approvals and the Project Documents.

                  SECTION 5.12 Rule 144A Information. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of any Holder of the Bonds, the Company shall promptly furnish to such Holder or to a prospective purchaser of a Bond designated by such Holder, or beneficial owner the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

                  SECTION 5.13 Project Revenues. The Company shall deposit all revenues received by it into the Revenue Account and shall irrevocably instruct all Project Parties that make payments to the Company under the Project Documents to deposit such payments into the Revenue Account.

                  SECTION 5.14 Independent Engineer. The Company shall permit the Independent Engineer to (a) inspect the Project upon reasonable notice and
(b) witness and verify the  performance  tests under the EPC  Contract.  SECTION
5.15 Annual Operating Budget(a). (a) Not less than 30 days prior to (a) the date on which the Project is expected to commence commercial operation, and thereafter (b) the commencement of each fiscal year of the Company, the Company shall submit to the Independent Engineer a proposed operating budget, detailed by month (an "Annual Operating Budget"). The first Annual Operating Budget shall cover the period from the date of commencement of commercial operation through the end of the fiscal year in which commercial operation occurs or, if such period consists of less than 6 months, through the end of the immediately succeeding fiscal year. Each Annual Operating Budget (other than the first Annual Operating Budget referred to above) shall be, in all material respects, consistent with the provisions of the Project Documents and shall specify the Company's good faith estimate of sales of power from the Project, the rates and revenues for such sales, all O&M Costs and working capital requirements, all major maintenance costs, a forecast of personnel to operate and maintain the Project and a periodic inspection, maintenance and repair schedule. To the extent the Independent Engineer shall have provided its comments, if any, to the Company within 30 days of the Independent Engineer's receipt of the proposed Annual Operating Budget, the Company shall reasonably consider such comments in its preparation of a final Annual Operating Budget, which shall then be provided to the Trustee, the Collateral Agent, the Independent Engineer and the Rating Agency. The Trustee and the Collateral Agent shall have no responsibility to review or approve the Annual Operating Budget. SECTION 5.16 Use of Proceeds. The Company shall use the net proceeds of the Bonds only to pay Project Costs.

                  SECTION 5.17 Independent Auditor. The Company shall retain a nationally recognized independent accounting firm and permit the Trustee, the Collateral Agent, the Securities Intermediary and, upon an Event of Default, the initial Holders of the Bonds, to discuss the affairs, finances and accounts of the Company with such accounting firm upon reasonable notice and at reasonable times (and by this provision the Company authorizes such accounting firm to so discuss the affairs, finances and accounts of the Company); provided, however, that this right shall not be deemed to be a duty or responsibility of the Trustee, the Collateral Agent or the Securities Intermediary.

                  SECTION 5.18 Debt. The Company shall not create or incur or suffer to exist any Debt in addition to the Initial Bonds other than the following (such Debt, together with the Initial Bonds, being referred to as "Permitted Debt"):

                  (a) Additional Bonds, the proceeds of which are used for any of the following purposes:

                      (A) to finance Required Modifications, provided that either (i) after giving effect to the incurrence of such Debt, the minimum projected Debt Service Coverage Ratio for each fiscal year during the remaining term of the Bonds is equal to or greater than 1.30 to 1.0, as confirmed in writing by the Independent Engineer, or (ii) the Rating Agency confirms in writing that, after giving effect to the incurrence of such Debt for such purpose, the Bonds will be rated at least "Baa3" by the Rating Agency;

                      (B) to finance Optional  Modifications,  provided that (i)
                  no Default or Event of Default has occurred and is -------- continuing or would result from the incurrence of such Debt for such purpose, (ii) either (A) after giving effect to the incurrence of such Debt, (1) the minimum projected Debt Service Coverage Ratio for each fiscal year during the remaining term of the Bonds is equal to or greater than 1.70 to 1.0, as confirmed in writing by the Independent Engineer, and (2) the average annual projected Debt Service Coverage Ratio during the remaining term of the Bonds is equal to or greater than 1.80 to 1.0, as confirmed in writing by the Independent Engineer, or (B) the Rating Agency confirms in writing that the incurrence of such Debt for such purpose will not result in the Bonds being rated lower than "Baa3" by the Rating Agency, and (iii) so long as the Williams Subordination Agreement remains in effect, the incurrence of such Debt is permitted thereunder;

                      (C) to finance Expansion Modifications,  provided that (i)
                  no Default or Event of Default has occurred and is continuing or would result from the incurrence of such Debt for such purpose, (ii) the Rating Agency confirms in writing that the incurrence of such Debt for such purpose will not result in a Rating Downgrade and that, after giving effect to the incurrence of such Debt, the ratings for the Bonds will be at least "Baa3", (iii) at least 80% of the total capacity of the Project, after giving effect to the Expansion Modifications, must be contracted under a power purchase agreement, tolling agreement or similar agreement with a term that extends to at least the final maturity date of the Bonds, and (iv) so long as the Williams Subordination Agreement remains in effect, the incurrence of such Debt is permitted thereunder; and

                      (D) in addition to Debt  permitted  under clauses (A), (B)
                  and (C) above, to finance the acquisition of assets useful in the development, construction, operation or maintenance of the Project, provided that (i) no Default or Event of Default has occurred and is continuing or would result from the incurrence of such Debt for such purpose, (ii) the aggregate amount of such Debt outstanding at any one time shall not exceed $10,000,000, (iii) such assets are subjected to the liens of the Security Documents, and (iv) so long as the Williams Subordination Agreement remains in effect, the incurrence of such Debt is permitted thereunder;

                  (b) Debt issued to one or more Affiliates of the Company which is (x) subordinated to the Bonds pursuant to subordination terms set forth in Exhibit C ("Subordinated Debt") and (y) not secured by the Collateral, provided that no Default or Event of Default has occurred and is continuing or would result from the incurrence of such Debt;

                  (c) Debt incurred pursuant to an ACS LOC Reimbursement Agreement, provided that the conditions set forth in clause (a) of the definition of "Acceptable Credit Support" have been satisfied;

                  (d) unsecured Debt for working capital purposes in an amount not to exceed $5,000,000;

                  (e) letters of credit and other financial obligations arising under the Project Documents;

                  (f) purchase money obligations incurred to finance discrete items of equipment not comprising an integral part of the Project that extend only to the equipment being financed and that do not in the aggregate have annual debt service or lease obligations exceeding $5,000,000 (such amount to be escalated for inflation based on the Consumer Price Index);

                  (g) trade accounts payable (other than for borrowed money) which arise in the ordinary course of business and which are payable within 90 days;

                  (h) obligations in respect of surety bonds or similar instruments in an amount not to exceed $5,000,000; and

                  (i) Debt incurred under Interest Rate Protection Agreements entered into in order to provide a hedge against changes in the rates of interest on Permitted Debt which accrues interest at a floating or variable rate, provided that the notional amount of the obligations subject to any such Interest Rate Protection Agreement cannot at any time exceed the aggregate principal amount of such Permitted Debt.

                  SECTION 5.19 Permitted Liens. The Company shall not create, suffer to exist or permit any Lien upon or with respect to any of its properties other than the following ("Permitted Liens"):

                  (a) Liens specifically permitted or required by, or created by, any Security Document;

                  (b) Liens to secure Permitted Debt permitted under clause (c) and clause (i) of Section 5.18, provided that the holder of such Debt (or an agent or trustee on behalf of such holder), becomes a "Secured Party" under the Intercreditor Agreement in accordance with the terms thereof;

                  (c) Liens for taxes, assessments or governmental charges which are either not yet due or are being diligently contested in good faith by appropriate proceedings and for which adequate reserves are established in accordance with GAAP;

                  (d)   liens  in   connection   with   workers'   compensation,
unemployment insurance or other social security or pension obligations;

                  (e) mechanics', workmen's, materialmen's, suppliers', construction or other statutory liens arising in the ordinary course of business, so long as such liens are securing amounts not yet due and payable or are being diligently contested in good faith and by appropriate proceedings and for which adequate reserves are established in accordance with GAAP;

                  (f) servitudes, easements, rights-of-way, restrictions, minor defects or irregularities in title and such other encumbrances or charges against real property or interests therein as are of a nature generally existing with respect to properties of a similar character and which do not in any material way interfere with (i) the use thereof by the Company in the conduct of its business or (ii) the Lien of the Mortgage;

                  (g) other liens incidental to the conduct of the Company's business or the ownership of properties and assets which were not incurred in connection with the borrowing of money or the obtaining of advances or credit (other than vendor's liens for accounts payable in the ordinary course of business) and which do not materially impair the use thereof by the Company in the conduct of its business; and

                  (h) liens arising from judgments, provided that (1) the execution or other enforcement of such lien is effectively stayed and evidence reasonably satisfactory to the Trustee and its counsel to that effect is delivered to the Trustee and its counsel, (2) the judgment secured thereby is being actively appealed in good faith and by appropriate proceedings and (3) adequate reserves shall have been established and be maintained with respect thereto in accordance with GAAP.

                  SECTION 5.20 Business Activities. The Company shall not engage in any business other than (a) the issuance of the Bonds, (b) the development, construction, ownership, operation and maintenance of the Project and (c) as otherwise contemplated by the Financing Documents.

                  SECTION 5.21 Fundamental  Changes,  etc. The Company shall not
(a) enter into any transaction of merger or consolidation, change its form of organization or its business, liquidate or dissolve itself (or suffer any liquidation or dissolution) or sell all or substantially all of its assets, (b) sell, transfer, assign, hypothecate, pledge, lease, sublease or otherwise dispose of (in one transaction or in a series of transactions) any of its assets except in the ordinary course of business or to the extent that such property is worn out or is no longer useful or necessary in connection with the operation of the Project, (c) acquire, by purchase or otherwise, all or substantially all of the property or assets of any Person or (d) create or acquire any subsidiary.

                  SECTION 5.22 Affiliate Transactions. The Company shall not enter into any transaction or agreement with any Affiliate other than (a) transactions contemplated by the Transaction Documents and (b) transactions and agreements in the ordinary course of business on fair and reasonable terms no less favorable to the Company than the Company would obtain in an arm's-length transaction with a Person that is not an affiliate of the Company.

                  SECTION 5.23 Restricted Payments. The Company shall not make any Restricted Payment other than as permitted by the terms of this Indenture and the Depository Agreement.

                  SECTION 5.24 Investments. The Company shall not make any investments other than the following ("Permitted Investments"):

                  (a) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having a maturity not exceeding 180 days from the date of issuance;

                  (b) time deposits and certificates of deposit having a maturity not exceeding 180 days of any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000;

                  (c) commercial paper issued by the parent corporation of any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 and commercial paper of any domestic corporation rated at least "A-1" or the equivalent thereof by S&P or at least "P-1" or the equivalent thereof by Moody's and, in each case, having a maturity not exceeding 180 days from the date of acquisition;

                  (d) fully secured repurchase obligations with a term of not more than 7 days for underlying securities of the types described in clause (a) above entered into with any bank meeting the qualifications established in clause (b) above;

                  (e) corporate bonds rated at least "AA" or the equivalent thereof by S&P and at least "Aa2" or the equivalent thereof by Moody's; and

                  (f) money market funds registered under the Federal Investment Company Act of 1940, whose shares are registered under the Securities Act and which are rated "AAAm" or "AAAmG" or better by S&P.

                  SECTION 5.25 Investment Company Act. The Company shall not take any action which would cause it to be in violation of the Investment Company Act of 1940.

SECTION 5.26 Formation Documents. The Company shall not amend its Certificate of Limited Liability Company or Operating Agreement or any of its other organizational documents unless (a) such amendment may be required in connection with and to give effect to a transfer by Cleco Midstream Resources LLC, Louisiana limited liability company and the holder of 100% of the outstanding member interests in the Company ("Cleco Midstream"), of all of its member interests in the Company to Cleco Business Development

LLC, a Louisiana limited liability company and a wholly-owned subsidiary of Cleco Midstream ("Cleco Business Development") or (b) such amendment could not reasonably be expected to result in a Material Adverse Effect.

                  SECTION 5.27 Guaranty Obligations. The Company shall not contingently or otherwise be or become liable, directly or in directly, in connection with any Guaranty Obligation.

                  SECTION 5.28 Amendments to Project Documents. The Company shall not terminate (except in the case of a scheduled termination), assign (other than pursuant to the Security Documents), amend, supplement, modify, waive its rights under or consent to any termination (except in the case of a schedule termination), assignment (other than pursuant to the Security Documents), amendment, supplement or modification of or waiver under, any Project Document, unless (a) such termination, assignment (other than pursuant to the Security Documents), amendment, supplement, modification, waiver or consent could not reasonably be expected to result in a Material Adverse Effect,
(b) in the case of any termination of the Tolling Agreement or the EPC Contract and any material amendment, supplement or modification, waiver or consent to or under the Tolling Agreement or the EPC Contract, (i) the Rating Agency shall have confirmed in writing that such termination, amendment, supplement, modification, waiver or consent will not result in a Rating Downgrade or in the Bonds being rated lower than "Baa3" and (ii) the Independent Engineer shall have certified that such termination, amendment, supplement, modification, waiver or consent could not reasonably be expected to result in a Material Adverse Effect and (c) in the case of any termination of all or any part of the Maintenance Agreement pursuant to Section 12.4 thereof, the Independent Engineer shall have certified that the arrangements entered into by the Company for the provision of services to replace those formerly provided pursuant to the Maintenance Agreement, including the identity of the replacement vendor providing such services, are reasonably satisfactory.

                  SECTION 5.29 Additional Project Documents. The Company shall not enter into any Additional Project Document or any other additional agreement or undertaking unless (a) entering into such Additional Project Document or such additional agreement or undertaking could not reasonably be expected to result in a Material Adverse Effect and (b) if such Additional Project Document is a Material Project Document, the Company delivers a Consent with respect to such Additional Project Document to the Collateral Agent.

SECTION 5.30 Change Orders. The Company shall not initiate or consent to any change order under the EPC Contract unless an Authorized Officer of the Company certifies to the Trustee and the Collateral Agent that (a) such change order would not reasonably be expected to result in a Material Adverse Effect, (b) the implementation of such change order is not reasonably expected to cause the Project to achieve Completion after the Guaranteed Completion Date, (c) such change order is reasonable and is consistent with sound engineering practice and
(d) unless the Independent Engineer has concurred in writing with the certifications set forth in clauses (a), (b) and (c) above, such change order does not individually exceed $3,000,000, or when aggregated with all other change orders that have not been concurred with in writing or otherwise approved or ratified by the Independent Engineer, exceed $6,000,000; provided that such maximum amounts shall be increased by the amount of a related increase in the maximum amount of equity contributions required to be made by Cleco pursuant to Section 2(c) of the Equity Contribution Agreement.

SECTION 5.31 Alterations and Additions(a) . (a) The Company may make, cause, suffer or permit to be made, alterations of, additions or improvements to, the Project, provided that (i) any such alteration, addition or improvement shall not reasonably be expected to have a Material Adverse Effect; (ii) any such alteration, addition or improvement shall be effected with due diligence, in a good and workmanlike manner and, except where the failure so to do could not reasonably be expected to result in a Material Adverse Effect, in compliance with all applicable Laws, insurance requirements and any agreements, contracts or documents of record by which the Company is bound, other than, in the case of any thereof, where the failure to be in compliance therewith could not reasonably be expected to result in a Material Adverse Effect; (iii) any such alteration, addition or improvement shall be conducted under the supervision of a licensed architect or engineer; and (iv) each such alteration, addition or improvement shall be promptly and fully paid for by the Company.

                  (b) The Company's right to make, or suffer or permit to be made, any alteration, addition or improvement which may cost in excess of $5,000,000 shall also be subject to the following additional provisions: (i) any such alteration, addition or improvement shall not, in the reasonable judgment of the Company, diminish the value of the Collateral; (ii) prior to the commencement of any such alteration, addition or improvement, the Company shall deliver to the Trustee certified copies of all approvals from all municipal or governmental authorities having jurisdiction thereof and permits required with respect thereto; (iii) the Company shall procure and maintain such insurance and performance, labor, and material bonds as are customary for similar projects; and (iv) promptly upon completion of any such alteration, addition or improvement, the Company shall give notice thereof to the Trustee, together with
(A) certificates of the Company and a licensed architect or engineer, to the effect that (1) such alteration, addition or improvement has been completed substantially in accordance with the applicable plans and specifications, to the satisfaction of the Company and such architect or engineer, and in a good and workmanlike manner and in compliance with all applicable Laws and insurance requirements and (2) all contractors, subcontractors, materialmen and other suppliers who could claim a lien on the Land or the Project by reason of having supplied labor or materials in connection with such alteration, addition or improvement have been paid in full or bonded or have duly and effectually waived or released all rights to any such liens; (B) original counterparts of receipts and waivers of liens from or copies of bonds relating to such contractors, subcontractors, materialmen and other suppliers who supply labor or materials costing in excess of $50,000; (C) a permanent certificate of occupancy covering such alteration, addition or improvement, if required to permit the use and occupancy thereof; and (D) such other certificates, information and documents as the Trustee may reasonably request.

                                   ARTICLE VI

                         EVENTS OF DEFAULT AND REMEDIES

                  SECTION 6.1 Events of Default Defined. The term "Event of Default," whenever used herein, shall mean any of the following events (whatever the reason for such event and whether it shall be voluntary or involuntary or come about or be effected by operation of Law, or be pursuant to or in compliance with any applicable Law), and any such event shall continue to be an Event of Default if and for so long as it has not been remedied:

                  (a) the Company shall fail to pay any principal of, premium (if any) or interest on any Bond when the same becomes due and payable, whether by scheduled maturity or required redemption or by acceleration or otherwise, and such failure shall continue uncured for five or more days; or

                  (b) any representation or warranty made by the Company in any Financing Document, or in any certificate or other document furnished to any Person in accordance with the terms of the Financing Documents, shall prove to have been false or misleading in any respect as of the time made, and the fact, event or circumstance that gave rise to such misrepresentation has resulted in or is reasonably expected to result in a Material Adverse Effect and such misrepresentation or such Material Adverse Effect shall continue uncured for 30 or more days from the date an Authorized Officer of the Company obtains knowledge thereof; provided that if the Company commences efforts to cure (or to cause to be cured) such misrepresentation by curing (or causing to be cured) the factual situation resulting in such misrepresentation or such Material Adverse Effect within such 30-day period, the Company may continue to effect (or cause) such cure, and such misrepresentation shall not be deemed an Event of Default, for an additional 60 days so long as an Authorized Officer of the Company certifies to the Trustee and the Collateral Agent that such misrepresentation or such Material Adverse Effect is reasonably capable of being cured within such period and that the Company is diligently pursuing (or causing) such cure; or

                  (c) the Company fails to perform or observe any covenant or agreement contained in Sections 5.2(d), 5.3, 5.6, 5.10(a)(ii), 5.18, 5.19, 5.20,
5.21,  5.22,  5.23, 5.24, 5.25, 5.26, 5.27, 5.28, 5.29 or 5.30, and such failure shall continue uncured for 30 or more days after an Authorized Officer of the Company has actual knowledge of such failure; or

                  (d) the Company shall fail to perform or observe any of its covenants contained in any other provision herein (other than those referred to in clause (a) or (c) above) or any other Financing Document and such failure shall continue uncured for 30 or more days after an Authorized Officer of the Company has actual knowledge of such failure; provided that if the Company commences efforts to cure such default within such 30-day period, the Company may continue to effect such cure of the default (and such default shall not be deemed an Event of Default) for an additional 60 days so long as an Authorized Officer of the Company provides an Officer's Certificate to the Trustee and the Collateral Agent stating that such default is reasonably capable of being cured within such period and that the Company is diligently pursuing such cure; or

                  (e) the Company,  Cleco or any provider of  Acceptable  Credit
Support under the Equity Contribution Agreement (if such Acceptable Credit Support is not replaced within 30 days) (i) applies for or consents to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) admits in writing its inability, or be generally unable to pay its debts as such debts become due, (iii) makes a general assignment for the benefit of its creditors, (iv) commences a voluntary case under the Federal Bankruptcy Code,
(v) files a petition seeking to take advantage of any other Law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (vi) fails to controvert within sixty (60) days, or acquiesces in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code or (vii) takes any formal limited liability company action for the purpose of effecting any of the foregoing; or

                  (f) a proceeding or case is commenced without the application or consent of the Company, Cleco or any provider of Acceptable Credit Support under the Equity Contribution Agreement (if such Acceptable Credit Support is not replaced within 30 days) in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution, winding-up, or the composition or readjustment of debts or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for it or a substantial part of its property or assets under any Laws relating to bankruptcy, insolvency, reorganization, winding-up, or the composition or readjustment of debts, and such proceeding or case continues undismissed, or any order, judgment or decree approving or ordering any of the foregoing is entered and continues unstayed and in effect, for a period of sixty (60) or more consecutive days, or any order for relief against the Company, Cleco or any such provider of Acceptable Credit Support is entered in an involuntary case under the Federal Bankruptcy Code; or

                  (g) any Lien granted or purported to be granted in the Security Documents shall cease to be a perfected lien in favor of the Collateral Agent on the Collateral described therein with the priority purported to be created under the Security Documents; or

                  (h) any event of default under any Debt of the Company (including Permitted Debt) shall occur and, as a result thereof, Debt of the Company in excess of $10,000,000 shall become due and payable prior to its stated maturity; or

                  (i) a final and non-appealable judgment or judgments for the payment of money in excess of $10,000,000 shall be rendered against the Company and the same shall remain unpaid or unstayed for a period of 60 or more consecutive days; or

                  (j) an Event of Abandonment shall occur; or

                  (k) any Governmental Approval required for the construction or operation of the Project is revoked, terminated, withdrawn or ceases to be in full force and effect and such revocation, termination, withdrawal or cessation could reasonably be expected to result in a Material Adverse Effect and is not cured within 60 days following the occurrence thereof; or

                  (l) with respect to any Project Document, (x) a material term of such Project Document (i) ceases to be a valid and binding obligation of the parties thereto or (ii) is declared unenforceable by a Governmental Authority,
(y) such Project Document is terminated (prior to
its normal expiration), or (z) a Project Party denies its liability with respect to such Project Document or a Project Party defaults in respect of its obligations under such Project Document (and any grace or cure period with respect to such failure has expired), and in any such case other than a termination of the Tolling Agreement (prior to its normal expiration), such event described in clause (x), (y) or (z) could reasonably be expected to result in a Material Adverse Effect; provided that, with respect to any Project Document other than the Tolling Agreement, none of such events described in clause (x), (y) or (z) shall be deemed an Event of Default with respect to such Project Document if within 180 days from the occurrence of any such event, the Company shall have (i) with respect to any such event which is curable, diligently proceeded to cure and cured or caused the relevant Project Party to cure the circumstances described in clause (x), (y) or (z), as applicable, and caused the relevant Project Party to resume performance in accordance with the relevant Project Document, or (ii) entered into a Replacement Project Document in substitution of the relevant Project Document which is reasonably satisfactory to the Independent Engineer; or

                  (m) Cleco shall fail to perform any of its obligations under the Equity Contribution Agreement.

                  SECTION 6.2 Enforcement of Remedies(a). (a) If one or more Events of Default occurs and is continuing, then:

                      (i) in the  case  of an  Event  of  Default  described  in
              Section 6.1(a), the Trustee shall, upon the direction of the Holders of at least 33-1/3% in aggregate principal amount of the Outstanding Bonds, declare the entire principal amount of the Outstanding Bonds, all interest accrued and unpaid thereon and all other amounts payable under this Indenture to be due and payable whereupon the same shall become immediately due and payable;

                      (ii) in the  case of an  Event  of  Default  described  in
              Section 6.1(e) or (f), the entire principal amount of the Outstanding Bonds, all interest accrued and unpaid thereon and all other amounts payable under this Indenture shall automatically become due and payable without any action by the Trustee, the Holders of the Bonds or any other Person; and

                      (iii) in the case of any other Event of Default, the Trustee shall, upon the direction of the Required Holders, declare the entire principal amount of the Outstanding Bonds, all interest accrued and unpaid thereon and all other amounts payable under this Indenture to be due and payable, whereupon the same shall become immediately due and payable.

                  (b) At any time after the principal of the Bonds shall have become due and payable upon a declared acceleration as provided herein, and before any judgment or decree for the payment of the money so due, or any portion thereof, is entered, the Required Holders by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                  (i) there shall have been paid to or deposited with the Trustee a sum sufficient to pay:

                  (A) all overdue installments of interest on the Bonds;

                  (B) the  principal  of and  premium (if any) on any Bonds that have become due other than by such declaration of acceleration and interest thereon at the respective rates provided in the Bonds for late payments of principal;

                  (C) to the extent  that  payment of such  interest  is lawful, interest upon overdue installments of interest at the respective rates provided in the Bonds for late payments of interest; and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation of the Trustee for ordinary and extraordinary services, expenses, disbursements, and advances of the Trustee, its agents and counsel; and

                  (ii) all Events of Default, other than the nonpayment of the principal of the Bonds that has become due solely by such acceleration, have been cured or waived as provided in Section 6.6 hereof.

                  No such rescission shall affect any subsequent Default or Event of Default or impair any right consequent thereon.

                  SECTION 6.3 Judicial Proceedings Instituted by Trustee.

                  (a) Trustee May Bring Suit. Subject to the terms of the Intercreditor Agreement and Section 6.2 hereof, if an Event of Default shall have occurred and be continuing, then the Trustee, in its own name, and as trustee of an express trust, subject to the provisions of Section 6.2 hereof, shall be entitled and empowered to institute any suits, actions or proceedings at Law, in equity or otherwise, for the collection of the sums so due and unpaid on the Bonds, and may prosecute any such claim or proceeding to judgment or final decree, and, subject to the Intercreditor Agreement with respect to the Collateral, may enforce any such judgment or final decree and collect the moneys adjudged or decreed to be payable in any manner provided by Law, whether before, after or during the pendency of any proceedings for the enforcement of any of the Trustee's rights or the rights of the Holders under this Indenture, and such power of the Trustee shall not be affected by any sale hereunder or by the exercise of any other right, power or remedy for the enforcement of the provisions of this Indenture.

                  (b) Trustee May Recover Unpaid Debt after Sale of Collateral. Subject to the terms of the Intercreditor Agreement, in the case of a sale of the Collateral and of the application of the proceeds of such sale to the payment of the Debt secured by this Indenture, the Trustee in its own name, and as trustee of an express trust, shall be entitled and empowered, by any appropriate means, legal, equitable or otherwise, to enforce payment of, and to receive all amounts then remaining due and unpaid upon, all or any of the Bonds, for the benefit of the Holders thereof, with interest at the rates specified in the respective Bonds on the overdue principal of and premium (if any) and (to the extent that payment of such interest is legally enforceable) on the overdue installments of interest.

                  (c) Recovery of Judgment Does Not Affect Rights. No recovery of any such judgment or final decree by the Trustee and no levy of any execution under any such judgment upon any of the Collateral, or upon any other property, shall in any manner or to any extent affect any rights, powers or remedies of the Trustee, or any liens, rights, powers or remedies of the Holders, but all such liens, rights, powers or remedies shall continue unimpaired as before.

                  (d) Trustee May File Proofs of Claim; Appointment of Trustee as Attorney-in-Fact in Judicial Proceedings. Subject to the terms of the
Intercreditor Agreement, the Trustee in its own name, and as trustee of an express trust, or as attorney-in fact for the Holders, or in any one or more of such capacities (irrespective of whether the principal of the Bonds shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand for the payment of overdue principal, premium (if any) or interest), shall be entitled and empowered to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Holders (whether such claims be based upon the provisions of the Bonds or of this Indenture) allowed in any equity, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or any other judicial proceedings relating to the Company or any other obligor on the Bonds, the creditors of the Company or any such obligor, the Collateral or any other property of the Company or any such obligor, and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel. Subject to the terms of the Intercreditor Agreement, the Trustee is hereby irrevocably appointed (and the successive respective Holders of the Bonds, by taking and holding the same, shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective Holders, with authority to:

                  (i) make and file in the respective names of the Holders (subject to deduction from any such claims of the amounts of any claims filed by any of the Holders themselves), any claim, proof of claim or amendment thereof, debt, proof of debt or amendment thereof, petition or other document in any such proceedings and to receive payment of any amounts distributable on account thereof;

                  (ii) execute any such other papers and documents and to do and perform any and all such acts and things for and on behalf of such Holders, as may be necessary or advisable in order to have the respective claims of the Trustee and of the Holders against the Company or any such obligor, the Collateral or any other property of the Company or any such obligor allowed in any such proceeding; and

                  (iii) receive payment of or on account of such claims and debt;

provided, however, that nothing contained in this Indenture shall be deemed to give to the Trustee any right to accept or consent to any plan of reorganization or otherwise by action of any character in any such proceeding to waive or change in any way any right of any Holder. Any moneys collected by the Trustee under this Section shall be applied as provided in Section 6.10 hereof.

                  (e) Trustee Need Not Have Possession of Bonds. All proofs of claim, rights of action and rights to assert claims under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of the Bonds or the production thereof at any trial or other proceedings instituted by the Trustee. In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture or the Bonds to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Bonds and it shall not be necessary to make any such Holders parties to such proceedings.

                  (f) Suit to Be Brought for Ratable Benefit of Holders. Except with respect to a suit, action or other proceeding at law brought to seek moneys owed to the Trustee, any suit, action or other proceeding at law, in equity or otherwise which is instituted by the Trustee under any of the provisions of this Indenture or the Bonds shall be for the equal, ratable and common benefit of all the Holders, subject to the provisions of this Indenture.

                  (g) Trustee May Be Restored to Former Position and Rights in Certain Circumstances. If the Trustee institutes any proceeding to enforce any right, power or remedy under this Indenture or the Bonds by foreclosure, entry or otherwise, and such proceedings are determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of the Trustee shall continue as if no such proceedings had been taken.

                  SECTION 6.4 Holders May Demand Enforcement of Rights by Trustee. If any Event of Default shall have occurred and shall be continuing, the Trustee shall, subject to the terms of the Intercreditor Agreement, upon the written request of the Required Holders proceed to institute one or more suits, actions or proceedings at law, in equity or otherwise, or take any other appropriate remedy, to enforce payment of the principal of, or premium (if any) or interest on, the Bonds, to deliver notice to the Collateral Agent in accordance with the Intercreditor Agreement requesting that the Collateral Agent foreclose under the Security Documents or to sell the Collateral under a judgment or decree of a court or courts of competent jurisdiction or under the power of sale granted in the Security Documents, or the Trustee may, subject to the terms of the Intercreditor Agreement, take such other appropriate legal, equitable or other remedy, as the Trustee, which may be advised by counsel, deems reasonably designed to protect and enforce any of the rights or powers of the Trustee or the Holders, or, in case such Holders request a specific method of enforcement permitted hereunder, in the manner required, subject to the terms of the Intercreditor Agreement, provided that such action shall not be otherwise than in accordance with Law and the provisions of this Indenture, and the Trustee, subject to Section 10.1, shall have the right to decline to follow any such request if the Trustee in good faith shall determine that the suit, proceeding or exercise of the remedy so requested would expose the Trustee to personal liability or expense.

                  SECTION 6.5 Control by Holders. The Required Holders shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that (i) such direction shall not be in conflict with any Law, this Indenture or the Intercreditor Agreement, and (ii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

                  SECTION 6.6 Waiver of Past Defaults or Events of Default. The Required Holders may, on behalf of the Holders of all Bonds, waive any past Default or Event of Default and its consequences except that (i) in the case of a Default or Event of Default in respect of a covenant or provisions hereof that under Section 8.2 hereof cannot be modified or amended without the consent of Holders holding at least 662/3% in aggregate principal amount of the Outstanding Bonds, the Holders of not less than 662/3% in aggregate principal amount of the Outstanding Bonds must vote to waive such Default or Event of Default and (ii) in the case of a Default or Event of Default in respect of a covenant or provisions hereof that under Section 8.2 hereof cannot be modified or amended without the consent of each Holder affected by such modification or amendment, each Holder affected by such Default or Event of Default must vote to waive such Default or Event of Default. Upon any such waiver such Default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture or the Intercreditor Agreement, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

                  SECTION 6.7 Holder May Not Bring Suit Except Under Certain Conditions. A Holder shall not have the right to institute any suit, action or proceeding at law or in equity or otherwise for the appointment of a receiver or for the enforcement of any other remedy under or upon this Indenture, unless:

                  (a) such Holder previously has given written notice to the Trustee of a continuing Event of Default;

                  (b) the Required Holders (or, in the case of an Event of Default described in Section 6.1(a), the Holders of at least twenty-five percent (25%) in aggregate principal amount of the Outstanding Bonds) request the Trustee in writing to institute such action, suit or proceeding;

                  (c) the Trustee refuses or neglects to institute any such action, suit or proceeding for sixty (60) days after the Trustee receives such notice;

                  (d) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Required Holders; and

                  (e) the institution of such suit, action or proceeding is not prohibited by the Intercreditor Agreement.

                  It is understood and intended that no one or more of the Holders has any right in any manner whatever hereunder or under the Bonds to (i) surrender, impair, waive, affect, disturb or prejudice the Lien of the Security Documents on any property subject thereto or the rights of the Holders of any other Bonds, (ii) obtain or seek to obtain priority or preference over any other such Holder or (iii) enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all the Holders, subject to the provisions of this Indenture and the Intercreditor Agreement.

                  SECTION 6.8 Undertaking to Pay Court Costs. All parties to this Indenture, and each Holder by his acceptance of a Bond, shall be deemed to have agreed that any court may in its discretion require, in any suit, action or proceeding for the enforcement of any right or remedy hereunder, or in any suit against the Trustee for any action taken or omitted by it as

Trustee hereunder, the filing by any party litigant in such suit, action or proceeding of any undertaking to pay the costs of such suit, action or proceeding, and that such court may, in its discretion, assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, action or proceeding having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section 6.8 shall not apply to (a) any suit, action or proceeding instituted by the Trustee, (b) any suit, action or proceeding instituted by any Holder or group of Holders holding in the aggregate more than ten percent (10%) in aggregate principal amount of the Outstanding Bonds (other than with respect to the Trustee if it is an adverse party in such suit, action or proceeding) or (c) any suit, action or proceeding instituted by any Holder for the enforcement of the payment of the principal of, or premium (if any) or interest on, any of the Bonds, on or after the respective due dates expressed therein (other than with respect to the Trustee if it is an adverse party in such suit, action or proceeding).

SECTION 6.9 Right of Holders to Receive Payment Not to Be Impaired. Anything in this Indenture to the contrary notwithstanding, the right of any Holder to receive payment of the principal of, premium (if any) and interest on, a Bond, on or after the respective due dates expressed in such Bond (or, in case of redemption, on the Redemption Date fixed for such Bond), or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 6.10 Application of Moneys Collected by Trustee. At any time when the Company is in default of payment of fees owed to the Trustee or following the application of funds as provided in the Intercreditor Agreement, any money collected or to be applied by the Trustee pursuant to this Article VI in respect of the Bonds of a series, together with any other moneys which may then be held by the Trustee under any of the provisions of this Indenture as security for the Bonds of such series (other than moneys at the time required to be held for the payment of specific Bonds of such series at their stated maturities or at a time fixed for the redemption thereof) shall be applied in the following order from time to time, on the date or dates fixed by the Trustee:

              FIRST: to the payment of all amounts due the Trustee or any predecessor Trustee under Section 10.7 Thereof;

              SECOND: if the unpaid principal amount of the Outstanding Bonds of such series or any of them has not become due, to the payment of any interest in default, in the order of the maturity of the payments thereof, with interest at the rates specified in the respective Bonds of such series in respect of overdue payments (to the extent that payment of such interest shall be legally enforceable) on the payments of interest then overdue;

              THIRD: if the unpaid principal amount of a portion of the Outstanding Bonds of such series has become due, first to the payment of accrued interest on all Outstanding Bonds of such series in the order of the maturity of the payments thereof, with interest at the respective rates specified in the Bonds of such series for overdue payments of principal, premium (if any) and (to the extent that payment of such interest shall be legally enforceable) interest then overdue, and next to the payment of the unpaid principal amount of the portion of all Outstanding Bonds of such series then due;

              FOURTH: if the unpaid principal amount of all the Outstanding Bonds of such series has become due, first to the payment of the whole amount then due and unpaid upon the Outstanding Bonds of such series for interest, including interest at the respective rates specified in the Bonds of such series for overdue payments on principal, premium (if any) and (to the extent that payment of such interest shall be legally enforceable) interest then overdue and second, to the payment of the whole amount then due and unpaid upon the Outstanding Bonds of such series for principal and premium (if any); and

              FIFTH: if the unpaid principal amount of all the Outstanding Bonds of such series has become due, and all of the Outstanding Bonds of such series shall have been fully paid, any surplus then remaining shall be paid to the Company, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct;

         provided, however, that all payments in respect of the Bonds of a series to be made pursuant to clauses "SECOND" through "FOURTH" of this
         Section 6.10 shall be made ratably to the Holders of Bonds of such series entitled thereto, without discrimination or preference, based upon the ratio of (i) the unpaid principal amount of the Bonds of such series in respect of which such payment is to be made that are held by each such Holder to (ii) the unpaid principal amount of all Bonds of such series.

                  SECTION 6.11 Bonds Held by Certain Persons Not to Share in Distribution. Any Bonds known to the Trustee to be owned or held by, or for the account or benefit of, the Company or an Affiliate of the Company shall not be entitled to share in any payment or distribution provided for in this Article VI until all Bonds held by other Persons have been indefeasibly paid in full.

                  SECTION 6.12 Waiver of Appraisement, Valuation, Stay, Right to Marshalling. To the full extent it may lawfully do so, the Company, for itself and for any other Person who may claim through or under it, hereby:

                  (a) agrees that neither it nor any such Person will set up, plead, claim or in any manner whatsoever take advantage of, any appraisal, valuation, stay, extension or redemption laws, now or hereafter in force in any jurisdiction which may delay, prevent or otherwise hinder (i) the performance or enforcement of this Indenture, (ii) the foreclosure of the Security Documents,
(iii) the sale of any of the Collateral or (iv) the putting of the purchaser or purchasers thereof into possession of such Collateral immediately after the sale thereof;

                  (b) waives all benefit or advantage of any such Laws;

                  (c) consents and agrees that the Collateral may be sold by the Collateral Agent as an entirety or in parts; and

                  (d) waives and releases all rights to have the Collateral marshaled upon any foreclosure, sale or other enforcement of this Indenture or the Security Documents.

                  SECTION 6.13 Remedies Cumulative; Delay or Omission Not a Waiver. Each and every right, power and remedy herein specifically given to the Trustee shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Trustee and the exercise or the commencement of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy, and no delay or omission by the Trustee in the exercise of any right, power or remedy or in the pursuance of any remedy shall impair any such right, power or remedy or to be construed to be a waiver of any default on the part of the Company or be an acquiescence therein.

SECTION 6.14 The Intercreditor Agreement. Simultaneously with the execution and delivery of this Indenture and the Depositary Agreement, the Trustee shall enter into the Intercreditor Agreement as a Secured Party thereunder on behalf of itself and all Holders of the Outstanding Bonds and all future Holders of any of the Bonds. All rights, powers and remedies available to the Trustee and the Holders of the Outstanding Bonds and all future Holders of any of the Bonds with respect to the Security Documents shall be subject to the Intercreditor Agreement. In the event of any conflict or inconsistency between the terms and provisions of this Indenture and the terms and provisions of the Intercreditor Agreement, the terms and provisions of the Intercreditor Agreement shall govern and control. By their purchase of the Bonds and by the sale of the Bonds, the Holders and the Company, respectively, authorize and direct the Trustee to enter into the Intercreditor Agreement. Any actions taken by the Trustee as Secured Party under the Intercreditor Agreement shall be subject to the terms of Section
11.13 of this Indenture. The Trustee shall have no responsibility or liability for the acts of the Collateral Agent under the Intercreditor Agreement.

SECTION 6.15 The Depositary Agreement. On the Closing Date, the Collateral Agent shall enter into the Depositary Agreement on behalf of the Trustee, all Holders of the Outstanding Bonds, all future Holders of any Bonds and all other present and future Secured Parties. In the event of any conflict or inconsistency between the terms and provisions of this Indenture and the terms and provisions of the Depositary Agreement, the terms and provisions of the Depositary Agreement shall govern and control. By their purchase of the Bonds and by the sale of the Bonds, the Holders and the Company, respectively, authorize and direct the Trustee to direct the Collateral Agent to enter into the Depositary Agreement. The Trustee shall have no liability for the acts of the Securities Intermediary or the Collateral Agent under the Depositary Agreement.

                                   ARTICLE VII

                                 ACTS OF HOLDERS

SECTION 7.1 Acts of Holders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders (collectively, an "Act" of such Holders, which term also shall refer to the instrument or instruments and/or record embodying or evidencing the same) may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in

Person or by agent or proxy duly appointed in writing. Except as herein otherwise expressly provided, any such Act shall become effective when such instrument or instruments are delivered to the Trustee, and when it is specifically required herein, to the Company. Proof of execution of any such instrument or instruments or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 7.1.

SECTION 7.2 Proof of Execution of Instruments and of Holding of Bonds. Proof of execution of any instrument by a Holder, of a writing appointing any agent of a Holder or of a written proxy of a Holder and proof of the holding by any Person of any of the Bonds shall be sufficient if made in the following manner:

(a) The fact and date of the execution by any Person of any such instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer, and where such execution is by an officer of a corporation, association or partnership, on behalf of such corporation, association or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(b) The principal amount and serial numbers of Bonds held by any Person, the date or dates of holding the same, and the ownership of Bonds shall be proved by the Bonds Register and the Trustee shall not be affected by notice to the contrary.

(c) Bonds of any series authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the Company shall so determine, new Bonds of any series so modified as to conform, in the opinion of the Trustee and the Company, to such Act, may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for the Outstanding Bonds of such series.

SECTION 7.3 Bonds Owned by the Company or Affiliate Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Bonds have concurred in any request, demand, authorization, direction, notice, consent and waiver or other act under this Indenture, Bonds which are owned by the Company , any Affiliate of the Company, The Williams Companies, Inc. or any entity known by the Trustee to be an Affiliate of The Williams Companies, Inc. shall be disregarded and deemed not to be Outstanding for the purpose of any such determination except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Bonds for which the Trustee has received written notice of such ownership as conclusively evidenced by the Bonds Register shall be so disregarded. The Company shall furnish the Trustee, upon its reasonable request, with a list of its Affiliates.

SECTION 7.4 Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1 hereof, of the taking of any Act by the Holders of the percentage in aggregate principal amount of the Bonds or of any series of Bonds specified in this Indenture in connection with such Act, any Holder of a Bond the serial number of which is shown by the evidence to be included in the Bond the Holders of which have consented to such Act may, by filing written notice with the Trustee (or causing its duly appointed agent to file written notice with the Trustee) and upon proof of holding as provided in Section 7.2 hereof, revoke such Act so far as concerns such Bond. Except as aforesaid, any such Act taken by the Holder of any Bond shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Bond, and of any Bond issued in exchange therefor or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Bond or any Bond issued in exchange therefor or in place thereof and shall be valid notwithstanding that such Act is taken in connection with the transfer of such Bond to any other Person, including the Company or any Affiliate thereof. Any Act taken by the Holders of the percentage in aggregate principal amount of the Bonds specified in this Indenture in connection with such Act shall be conclusively binding upon the Company, the Trustee and the Holders of all the Bonds.

                                  ARTICLE VIII

                           AMENDMENTS AND SUPPLEMENTS

SECTION 8.1 Amendments and Supplements to Indenture without Consent of Holders. This Indenture may be amended or supplemented by the Company and the Trustee at any time and from time to time, without the consent of the Holders, by a Supplemental Indenture authorized by a resolution of the Members of the Company filed with, and in form satisfactory to the Trustee, solely for one or more of the following purposes:

(a) to add additional covenants of the Company, to surrender any right or power herein conferred upon the Company or to confer upon the Holders any additional rights, remedies, benefits, powers or authorities that may lawfully be conferred;

                  (b) to increase the assets securing the Company's obligations under this Indenture;

                  (c) to provide for the issuance of Additional Bonds on the conditions set forth in Article II hereof;

                  (d) for any purpose not inconsistent with the terms of this Indenture to cure any ambiguity or to correct or supplement any provision contained herein or in any Supplemental Indenture which may be defective or inconsistent with any other provision contained herein or in any Supplemental Indenture, provided that such amendments do not adversely affect Trustee or any Holder;

(e) in connection with, and to reflect, any amendments to the provisions hereof required by the Rating Agency in circumstances where confirmation of the ratings of the Bonds are required under this Indenture or the Company otherwise desires to obtain a Rating

Reaffirmation; provided, however, that such amendments do not adversely affect the Trustee or any Holder; or

                  (f) to appoint a successor Trustee in accordance with the terms and conditions of Article XI.

SECTION 8.2 Amendments and Supplements to Indenture with Consent of Holders. With the prior written consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Bonds of each series then outstanding, this Indenture may be amended or supplemented by the Company and the Trustee at any time and from time to time, for the purpose of adding any mutually agreeable provisions to or changing in any manner or eliminating any of the provisions of, this Indenture, and compliance with any provision hereof may be waived; provided that, without the prior written consent of each Holder of an Outstanding Bond of each series affected thereby, no such supplement or amendment and no such waiver of compliance with any of the provisions hereof shall alter or modify or waive compliance with (i) any provision governing the amount of principal, premium (if any) or interest payable upon any Bonds of any series, (ii) any provision governing the time of payment of principal of or premium or interest on any Bonds of any series, (iii) any provision governing the dates of maturity of any Bonds of any series or (iv) any provision of this
Article VIII. Notice of any such amendment shall be given by the Company to any Rating Agency then maintaining a rating for the Bonds.

SECTION 8.3 Trustee Authorized to Join in Amendments and Supplements; Reliance on Counsel. The Trustee is authorized to join with the Company in the execution and delivery of any Supplemental Indenture or amendment permitted by this
Article VIII and in so doing shall be fully protected by an Opinion of Counsel that such Supplemental Indenture or amendment is so permitted and has been duly authorized by the Company and that all things necessary to make it a valid and binding agreement have been done.

SECTION 8.4 Effect of Supplemental Indentures. Upon the execution of any Supplemental Indenture under this Article VIII, this Indenture shall be modified in accordance therewith, and such Supplemental Indenture shall form a part of this Indenture for all purposes; and every Holder of Bonds therefore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 8.5 Reference in Bonds to Supplemental Indentures. Bonds authenticated and delivered after the execution of any Supplemental Indenture pursuant to this
Article VIII may, and shall if required by the Company, bear a notation in form approved by the Company and the Trustee as to any matter provided for in such Supplemental Indenture; and, in such case, suitable notation may be made upon Outstanding Bonds after proper presentation and demand. If the Company shall so determine, new Bonds so modified as to conform, in the opinion of the Company and the Trustee, to any such Supplemental Indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Bonds.



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

ARTICLE IX

                           SATISFACTION AND DISCHARGE

SECTION 9.1 Satisfaction and Discharge of Indenture. This Indenture shall upon request of the Company cease to be of further effect (except as hereinafter expressly provided), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

(a) the Company shall have indefeasibly paid in full the principal of, premium, if any, and interest on all of the Outstanding Bonds in accordance with the terms hereof and of the Bonds, and all other amounts, if any, for which the Company is obligated hereunder or under any other Transaction Document (in respect of the Bonds) as and when the same shall have become due and payable; and

(b) the Company shall have delivered to the Trustee an Officer's Certificate stating that the condition set forth in the preceding clause (a) has been complied with.

                  Upon satisfaction of the aforesaid conditions, the Trustee shall, upon receipt of a written request from the Company, acknowledge in writing the satisfaction and discharge of this Indenture and take all other action reasonably requested by the Company to evidence the termination of any and all Liens created with respect to this Indenture or the Security Documents.

                  Notwithstanding   the   satisfaction  and  discharge  of  this
Indenture as  aforesaid,  the  obligations  of the Company and the Trustee under
Section 10.7 hereof and this Article IX shall survive.

                  Upon satisfaction and discharge of this Indenture as provided in this Section 9.1, the Trustee shall assign, transfer and turn over to or upon the order of the Company any and all money, securities and other property then held by the Trustee for the benefit of the Holders.

ARTICLE X

                                   THE TRUSTEE

SECTION 10.1 Certain Duties and Responsibilities of Trustee. (a) Except during the continuance of an Event of Default,

(i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereby are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they appear on their face to conform to the requirements of this Indenture, provided that the Trustee may rely upon an Opinion of Counsel in making such determinations.

(b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

(c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

                  (i) this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section;

(ii) the Trustee shall not be liable for any error of judgment made in good faith by an Authorized Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of at least a majority in principal amount of the Outstanding Bonds; and

(iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) Whether or not therein expressly so provided, every provision of this Indenture, the Depositary Agreement and the Intercreditor Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

(e) The Trustee shall deliver to each Holder of an Initial Bond, promptly upon receipt thereof, duplicates or copies of all notices, requests, instruments and other documents received by it in connection with the Project or under or pursuant to this Indenture, to the extent that the same have not been furnished hereto or thereto to such Holders.

(f) The Trustee shall not be responsible for insuring the Project or determining whether any insurance complies with the requirements of this Indenture or for collecting any insurance moneys and shall have no responsibility for the financial, physical or other condition of the Project.

                  (g) The Trustee shall not be responsible for the creation, perfection, continuation or priority of any security interest in or Lien on the Collateral.

SECTION 10.2 Notice of Defaults. If payment of any interest on any Bond is not made when it becomes due and payable and such failure continues unremedied for a period of three (3) days, the Trustee shall, as soon thereafter as practicable, notify the Company that it has failed to make interest payments by telephone or telecopy. Any telephonic notice shall be promptly confirmed in writing. Within three (3) days after the occurrence of any Event of Default of which a Responsible Officer of the Trustee has actual knowledge, the Trustee shall transmit by mail to all Holders of Bonds, as their names and addresses appear in the Bonds Register, notice of such Event of Default known to the Trustee, unless such Event of Default shall have been cured or waived.

                  Except as otherwise expressly provided herein, the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein, in the Security Documents, or of any of the documents executed in connection with the Bonds, or as to the existence of a Default or an Event of Default thereunder, and shall not be deemed to have actual knowledge of a Default or an Event of Default unless the Trustee shall have been notified in writing in accordance with the terms hereof.

SECTION 10.3 Certain Rights of Trustee(a) . The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of Debt or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b)  any  request  or  direction  of  the  Company   shall  be
sufficiently evidenced by written instrument signed by an Authorized Officer of the Company;

(c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence is herein specifically prescribed to be relied upon) may, in the absence of bad faith on its part, rely upon a certificate of an Authorized Officer of the Company delivered to the Trustee;

(d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities and ordinary and extraordinary compensation which might be incurred by it in compliance with such request or direction;

(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of Debt or other paper or document, nor shall it be obligated to review the financial statements of the Company to determine whether the Company is in compliance with its covenants contained herein;

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

(h) the Trustee may at any time request written instructions from the Required Holders with respect to the interpretation of this Agreement or with respect to any action to be taken or suffered or not taken or any condition to be satisfied hereunder, and upon receipt of any such written instructions the Trustee shall be entitled to rely conclusively thereon.

SECTION 10.4 Not Responsible for Recitals or Issuance of Bonds. The recitals contained herein and in the Bonds, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Bonds. The Trustee shall not be accountable for the use or application by the Company of Bonds or the proceeds thereof.

SECTION 10.5 May Hold Bonds. The Trustee or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Bonds and may deal with the Company with the same rights it would have if it were not Trustee or such other agent.

SECTION 10.6 Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by Law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 10.7 Compensation;  Reimbursement;  Indemnification.  The Company agrees
(a) to pay to the Trustee from time to time reasonable ordinary compensation and from time to time extraordinary compensation for all services rendered by it hereunder (to the extent permitted by Law) (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances (provided that the Trustee shall be under no obligation to make advances) incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence or bad faith, and (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. All indemnifications and releases from liability granted hereunder to the Trustee shall extend to its officers, directors, employees, agents, successors and assigns.

SECTION 10.8 Eligibility. There shall at all times be a Trustee hereunder which shall be a corporation either (a) having a combined capital and surplus of at least $100,000,000 or (b) having a combined capital and surplus of at least $ 10,000,000 and being a wholly-owned subsidiary of a corporation having a combined capital and surplus of at least $100,000,000, and in each case subject to supervision or examination by Federal or state or District of Columbia authority and having a corporate trust office in New York, New York to the extent there is such an institution eligible and willing to serve. If such corporation publishes reports of condition at least annually, pursuant to Law or to the requirements, of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article X.

SECTION 10.9 Resignation and Removal; Appointment of Successor(a) . (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article X shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 10.10 hereof.

(b) The Trustee may resign at any time by giving written notice thereof to the Company, provided that in the event the Trustee is also the Collateral Agent and Securities Intermediary, it must also at the same time resign as Collateral Agent and Securities Intermediary. If the instrument of acceptance by a successor Trustee required by Section 10.10 hereof shall not have been delivered to the Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by act of the Required Holders of the Outstanding Bonds, delivered to the Trustee and to the Company.

                  (d) If at any time:

                  (i) the Trustee ceases to be eligible under Section 10.8 hereof and falls to resign after written request therefor by the Company or by any such Holder, or

                  (ii) the Trustee becomes incapable of acting or is adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property is appointed or any public officer takes charge or control of the Trustee or of its property of affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a resolution of its Members or (ii) the Required Holders may remove the Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of action, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a resolution of its Members, shall promptly appoint a successor Trustee or Trustees and a successor Collateral Agent and successor Securities Intermediary and shall comply with the applicable requirements of
Section 10.10 hereof. If, within thirty (30) days after such resignation, removal or incapability, or the occurrence of such vacancy, no successor Trustee shall have been so appointed by the Company a successor Trustee shall be appointed by the Required Holders by written instrument delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 10.10 hereof, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by
Section 10.10 hereof, any Holder who has been a bona fide Holder of a Bond for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

(f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Bonds as their names and addresses appear in the Bonds Register and to the Rating Agency. Each notice shall include the name of the successor Trustee and the address of its principal trust office.

SECTION 10.10 Acceptance of Appointment by Successor(a) . (a) If a successor Trustee is appointed hereunder, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trust and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

(b) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) of this Section.

(c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this
Article X.

SECTION 10.11 Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article X, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Bonds shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Bonds so authenticated with the same effect as if such successor Trustee had itself authenticated such Bonds.

SECTION 10.12 Maintenance of Offices and Agencies(a) . (a) There shall at all times be maintained in the Borough of Manhattan, the City of New York, and in such other places of payment, if any, as shall be specified for the Bonds of any series in the related Supplemental Indenture, an office or agency of the Paying Agent where Bonds may be presented or surrendered for registration of transfer or exchange and for payment of principal, premium, if any, and interest. Such Paying Agent shall be initially:

                  Bank One Trust Company, N.A.
                  14 Wall Street
                  8th Floor, Suite 4607
                  New York, NY  10005

(b) There shall at all times be a Registrar and a Paying Agent hereunder. In addition, at any time when any Bonds remain Outstanding, the Trustee may appoint an authenticating agent or agents with respect to the Bonds of one or more series which shall be authorized to act on behalf of the Trustee to authenticate Bonds of such series issued upon original issuance, exchange, registration of transfer or partial redemption thereof or pursuant to Section 2.8, and Bonds so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder (it being understood that wherever reference is made in this Indenture to the authentication and delivery of Bonds by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent). If an appointment of an authenticating agent with respect to the Bonds of one or more series shall be made pursuant to this Section 10.12(b), the Bonds of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                  This Bond is one of the series of Bonds referred to in the within-mentioned Indenture.

                                        ________________________________________
                                        Trustee

                                        By:_____________________________________
                                             Authenticating Agent

                                        By:_____________________________________
                                             Authorized Signatory

                  Any authorized agent shall be a bank or trust company, shall be a Person organized and doing business under the laws of the United States or any State thereof, having a combined capital and surplus of at least $250,000,000 and shall be authorized under such laws to exercise corporate trust powers, subject to supervision by Federal or state authorities. If such authorized agent publishes reports of its condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this

Section 10.12, the combined capital and surplus of such authorized agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an authorized agent shall cease to be eligible in accordance with the provisions of this Section 10.12, such Authorized Agent shall resign immediately in the manner and with the effect specified in this Section 10.12. The Trustee at its office specified in Section 10.12(a) is hereby appointed as Paying Agent and Bonds Registrar hereunder.

(c) Any Paying Agent (other than the Trustee) from time to time appointed hereunder shall execute and deliver to the Trustee an instrument in which said Paying Agent shall agree with the Trustee, subject to the provisions of this
Section 10.12, that such Paying Agent will:

(i) hold all sums held by it for the payment of principal of, and premium, if any, and interest on Bonds in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(ii) give the Trustee within three (3) days thereafter notice of any default by any obligor upon the Bonds in the making of any such payment of principal, premium, if any, or interest; and

(iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  Notwithstanding any other provision of this Indenture, any payment required to be made to or received or held by the Trustee may, to the extent authorized by written instructions of the Trustee, be made to or received or held by a Paying Agent in the Borough of Manhattan, the City of New York, for the account of the Trustee.

(d) Any Person into which any authorized agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, consolidation or conversion to which any authorized agent shall be a party, or any corporation succeeding to the corporate trust business of any authorized agent, shall be the successor of such authorized agent hereunder, if such successor Person is otherwise eligible under this Section 10.12, without the execution or filing of any paper or any further act on the part of the parties hereto or such authorized agent or such successor Person.

(e) Any authorized agent may at any time resign by giving written notice of resignation to the Trustee and the Company. The Company may, and at the request of the Trustee shall, at any time, terminate the agency of any authorized agent by giving written notice of such termination to the authorized agent and to the Trustee. Upon the resignation or termination of an authorized agent or in case at any time any such authorized agent shall cease to be eligible under this
Section 10.12 (when, in either case, no other authorized agent performing the functions of such authorized agent shall have been appointed), the Company shall promptly appoint one or more qualified successor authorized agents approved by the Trustee to perform the functions of the authorized agent which has resigned or whose agency has been terminated or who shall have ceased to be eligible under this Section 10.12. The Company shall give written notice of any such appointment to all Holders as their names and addresses appear on the Bonds Register.

ARTICLE XI

                            MISCELLANEOUS PROVISIONS

SECTION 11.1      Return of Monies Held by Trustee

(a) If the principal of any Bonds becoming due, either at maturity or otherwise, together with all interest accruing thereon to the due date, has been paid to the Trustee for the benefit of such Holder, all interest on such Bonds shall cease to accrue on the due date and all liability of the Company with respect thereto shall likewise cease, except as hereinafter provided. Thereafter the Holders of such Bonds shall be restricted exclusively to the funds so deposited with the Trustee for any claim of whatsoever nature with respect to such Bonds, and the Trustee shall hold such funds in trust for such Holders.

(b) Moneys so deposited with the Trustee which remain unclaimed three years after the date payment thereof becomes due shall, at the request of the Company if at the time, to the knowledge of the Trustee, no Event of Default shall have occurred and be continuing, be paid to the Company and the Holders of the Bonds for which the deposit was made shall thereafter be limited to a claim against the Company; provided, however, that the Trustee, before making payment to the Company, may, at the expense of the Company, cause a notice to be published once in a newspaper or financial journal of general circulation in the State of New York and the City of New York, New York, stating that the moneys remaining unclaimed will be returned to the Company after a specified date.

SECTION 11.2 Third Party Beneficiaries; No Rights Conferred on Others. Nothing herein contained shall confer any benefit or any legal or equitable right, remedy or claim under this Indenture upon any Person other than the parties hereto and their respective successors and permitted assigns and the registered Holders of the Bonds.

SECTION 11.3 Illegal Provisions Disregarded. In case any provision in this Indenture or the Bonds shall for any reason be held invalid, illegal or unenforceable in any respect, this Indenture or the Bonds, as the case may be, shall be construed as if such provision had never been contained herein.

SECTION 11.4 Substitute Notice. If for any reason it shall be impossible to make publication of any notice required hereby in a newspaper or financial journal of general circulation in the State of New York and the City of New York, New York, then such publication or other notice in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient giving of such notice.

SECTION 11.5 Notice to the Rating Agency. Upon the occurrence of any Event of Default of which a Responsible Officer of the Trustee has actual knowledge hereunder, the Trustee shall promptly give notice thereof to the Rating Agency.

SECTION  11.6  Notices.  (a)  Any  notice,  request,   complaint,   demand,
communication or other paper shall be sufficiently given and shall be deemed given when delivered or mailed by registered or certified mail, postage prepaid, or sent by overnight delivery, telecopy, telegram or telex, addressed to the parties as follows:

The Company:                            Cleco Evangeline LLC
                                        2030 Donahue Ferry Road
                                        Pineville, Louisiana  71367

                                        Attention:       Chief Financial Officer
                                        Telephone:       (318) 484-7400
                                        Fax:             (318) 484-7777


Trustee:                                Bank One Trust Company, N.A.
                                        27th Floor

                             201 St. Charles Avenue

                              New Orleans, LA 70170

                                        Telephone:       (504) 623-1640
                                        Fax:             (504) 623-1432
                                        Attention:       Denis Milliner


Moody's:                                Moody's Investors Service

                                        99 Church Street
                                        New York, New York 10007

                                        Telephone:       (212) 553-0300
                                        Fax:             (212) 553-4997
                                        Attention:       Project Finance Group

The above  parties  may, by notice  given  hereunder,  designate  any further or
different  addresses  to  which  subsequent   notices,   certificates  or  other
communications shall be sent.

(b) Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or made, given or furnished by courier service, to each Holder, at its address as it appears in the Bonds Register, not later than the latest date, if any, and not earlier than the earliest date, if any, prescribed for the giving of such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In any case where notice to Holders is given by mail or courier service, neither the failure to give such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice that is mailed or sent by courier service in the manner herein provided shall be conclusively presumed to have been duly given.

SECTION 11.7 Successors and Assigns. All of the covenants, promises and agreements in this Indenture by or on behalf of the Company, or by or on behalf of the Trustee, shall bind and inure to the benefit of and be enforceable by their respective successors and assigns, whether so expressed or not.

SECTION 11.8 Headings for Convenience Only. The descriptive headings in this Indenture are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

SECTION 11.9 Counterparts. The Indenture may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

SECTION 11.10 APPLICABLE LAW. (a) THIS INDENTURE AND THE BONDS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS INDENTURE AND THE BONDS AND ANY ACTION FOR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS INDENTURE, EACH OF THE COMPANY AND THE TRUSTEE HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND APPELLATE COURTS FROM ANY THEREOF. THE COMPANY HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEMS AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY ACTION OR PROCEEDING IN THE STATE OF NEW YORK. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, THE COMPANY AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE TRUSTEE. EACH OF THE COMPANY AND THE TRUSTEE IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AND THE TRUSTEE AT ITS ADDRESS REFERRED TO IN SECTION 11.6. EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY DO SO UNDER

APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS INDENTURE BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED IN ANY OTHER JURISDICTION.

(c) EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS INDENTURE OR ANY MATTER ARISING HEREUNDER.

SECTION 11.11 Holidays. If any date for the payment of principal, premium (if any) or of interest on the Bonds is not a Business Day, then such payment shall be due on the first Business Day thereafter.

SECTION 11.12 Limitation of Liability. Notwithstanding anything to the contrary contained in this Indenture, the liability and obligation of the Company to perform and observe and make good the obligations contained in this Indenture shall not be enforced by any action or proceeding wherein damages or any money judgment or any deficiency judgment or any judgment establishing any personal obligation or liability shall be sought, collected or otherwise obtained against any member, manager, officer, director or shareholder or related Person of the Company, and the Trustee, for itself and its successors and assigns, irrevocably waives any and all right to sue for, seek or demand any such damages, money judgment, deficiency judgment or personal judgment against any member, manager, officer, director or shareholder or related Person of the Company under or by reason of or in connection with this Indenture and agrees to look solely to the Company and the security and Collateral held in connection with the Security Documents for the enforcement for such obligations of the Company under this Indenture.

SECTION 11.13 Trustee Actions as Secured Party Under Intercreditor Agreement. The Trustee shall not take any action in its capacity as Secured Party under the Intercreditor Agreement, including, without limitation, the giving of any notice, direction or consent thereunder or the waiver of any of the terms thereof, unless directed to do so by the Required Holders, and any such action so taken by the Trustee upon the direction of the Required Holders shall be treated as having been taken on behalf of the Holders of all Bonds then Outstanding.

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Trust Indenture to be executed by one of its duly Authorized Officers, all as of the day and year first above written.

                                CLECO EVANGELINE LLC


                                By:  /s/ Thomas J. Howlin

                                Name: Thomas J. Howlin
                                Title:    Manager

                                BANK ONE TRUST COMPANY, N.A.
                                as Trustee

                                By:  /s/ Denis L. Milliner

                                Name:  Denis L. Milliner
                                Title:    Reginal Account Executive Authorized
                                Banking Officer

                                                                   Schedule I to
                                                                 Trust Indenture

                             PRINCIPAL AMORTIZATION

The principal of the Initial Bonds due September 1, 2019 will be payable in semiannual installments, commencing March 1, 2001, as follows:

                                Principal Amount Payable on $218,600,000
                                              Bonds Issued
Principal Payment Date                 Pursuant to this Indenture
March 1, 2001                                  $2,186,000
     September 1, 2001                          2,186,000
March 1, 2002                                   2,733,000
     September 1, 2002                          2,733,000
March 1, 2003                                   3,006,000
     September 1, 2003                          3,006,000
March 1, 2004                                   2,459,000
     September 1, 2004                          2,459,000
March 1, 2005                                   3,006,000
     September 1, 2005                          3,006,000
March 1, 2006                                   3,552,000
     September 1, 2006                          3,552,000
March 1, 2007                                   3,826,000
     September 1, 2007                          3,826,000
March 1, 2008                                   4,099,000
     September 1, 2008                          4,099,000
March 1, 2009                                   3,552,000
     September 1, 2009                          3,552,000
March 1, 2010                                   4,099,000
     September 1, 2010                          4,099,000
March 1, 2011                                   4,645,000
     September 1, 2011                          4,645,000
March 1, 2012                                   5,192,000
     September 1, 2012                          5,192,000
March 1, 2013                                   6,012,000
     September 1, 2013                          6,012,000
March 1, 2014                                   7,378,000
     September 1, 2014                          7,378,000
March 1, 2015                                   8,198,000
     September 1, 2015                          8,198,000
March 1, 2016                                   9,017,000
     September 1, 2016                          9,017,000
March 1, 2017                                  10,383,000

     September 1, 2017                         10,383,000
March 1, 2018                                  11,202,000
     September 1, 2018                         11,202,000
March 1, 2019                                  14,755,000
     September 1, 2019                         14,755,000

--------------------------------------------------------------------------------

                                                                       Exhibit A
                                                              to Trust Indenture

                                   Definitions

                  The  following  terms  shall  have  the  respective   meanings
assigned to them:

                  "Acceptable Credit Support" means (a) an irrevocable letter of credit issued by a bank or other financial institution with a combined capital and surplus of at least $1,000,000,000 that is rated at least "A2" by Moody's and at least "A" by S&P, provided that (i) the Company cannot in any event be named as the account party for any letter of credit issued to support Cleco's obligations under the Equity Contribution Agreement and (ii) the Company cannot be named as the account party for any letter of credit provided for the Debt Service Reserve Account or the Major Maintenance Reserve Account unless (x) the minimum projected Debt Service Coverage Ratio for each fiscal year during the remaining term of the Bonds is equal to or greater than 1.85 to 1.0, as confirmed in writing by the Independent Engineer, and (y) the Rating Agency confirms in writing that the naming of the Company as an account party for such letter of credit will not result in the Bonds being rated lower than "Baa3" by the Rating Agency, and provided further that if at any time after such confirmation by the Rating Agency the Bonds are rated lower than "Baa3" by the Rating Agency, any such letter of credit in respect of which the Company is named as the account party will cease constituting Acceptable Credit Support, or
(b) an unconditional guarantee from (i) with respect to any guarantee provided for the Debt Service Reserve Account, a Person (including Cleco but not including the Company) that has a long-term unsecured debt rating of at least "Baa2" from Moody's and at least "BBB" from S&P, and (ii) with respect to any other guarantee, Cleco, so long as Cleco has a long-term unsecured debt rating of at least as high as it was rated by Moody's and S&P on the Closing Date.

                  "Account Collateral" has the meaning specified in Section 2.3 of the Depositary Agreement.

                  "Accounts" means, collectively, the accounts established between the Company and the Securities Intermediary pursuant to the Depositary Agreement, which shall include, but not be limited to, the Construction Account, the Revenue Account, the O&M Account, the Debt Service Payment Account, the Debt Service Reserve Account, the Major Maintenance Reserve Account, the Distribution Account and the Redemption Account.

                  "ACS LOC" means any letter of credit described in and meeting the requirements of clause (a) of the definition of Acceptable Credit Support for which the Company is the account party.

                  "ACS  LOC  Provider"   means  any  commercial  bank  or  other
financial institution issuing an ACS LOC.

                  "ACS LOC Reimbursement Agreement" means an agreement to which the Company is a party providing for the issuance of one or more ACS LOCs.

                  "Act" when used with respect to any Holder, has the meaning specified in Section 7.1 of the Indenture.

                  "Additional Bonds" means any additional Bonds issued pursuant to the provisions of Section 2.3 of the Indenture.

                  "Additional Project Document" means any agreement entered into after the Closing Date by or on behalf of the Company related to the development, construction, operation, administration, maintenance or improvement of the Project.

                  "Affiliate" means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such first Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Allocation Certificate" means each certificate provided by the Company pursuant to Section 3 of the Intercreditor Agreement or by the Required Secured Parties pursuant to Section 6(c) of the Intercreditor Agreement, as applicable, setting forth the allocation of Loss Proceeds, Title Insurance Proceeds, Buydown Damages and Tolling Agreement Damages Payments or cash proceeds resulting from liquidation of the Collateral among the Secured Parties (to the extent the Secured Obligations of such Secured Parties may be redeemed or prepaid under the applicable Financing Documents).

                  "Annual Operating Budget" has the meaning specified in Section 5.15.

                  "Approved Completion Plan" means a plan (including budget and schedule) to construct and complete the Project using liquidated damages payments and/or other funds available to the Company (by borrowing or otherwise, so long as permitted under the Indenture), which plan includes a certificate of the Company, confirmed (with customary assumptions and qualifications) as reasonable by the Independent Engineer, stating that (a) the funds available to the Company are reasonably expected to be sufficient to reach Completion of the Project and (b) after reaching Completion of the Project, the minimum and average projected Debt Service Coverage Ratios (as confirmed in writing by the Independent Engineer) for the remaining term of the Bonds will not be less than
1.65 to 1.0 and 1.75 to 1.0, respectively.

                  "Approved Construction Budget and Schedule" means a construction budget and schedule (containing customary assumptions and qualifications) prepared by the Company for the Project and confirmed as reasonable by the Independent Engineer as referenced in the Independent Engineer's Report contained as an appendix to the Final Memorandum, as may thereafter be amended in connection with an event of force majeure, an event of default or a change order under the EPC Contract, provided that the Independent Engineer confirms as reasonable the certification of the Company that (a) such amendment could not reasonably be expected to result in a Material Adverse Effect, (b) the Project is reasonably expected to achieve Completion on or prior to the Guaranteed Completion Date and (c) the funds available to the Company are reasonably expected to be sufficient to fund the costs of achieving Completion on or prior to the Guaranteed Completion Date.

                  "Authorized Officer" or "Authorized Representative" means with respect to any Person, (i) in the case of knowledge of any default under any Financing Document, the manager, president, general counsel, principal accounting officer, treasurer, senior vice president, vice president or other officer of such Person, as the case may be, who in the normal performance of his or her operational duties would have knowledge of such default and the subject matter relating thereto, and (ii) in all other cases, the manager, president, general counsel, principal accounting officer, treasurer, senior vice president, vice president or other officer or any Person authorized by the Board of Directors (or in the case of the Company, by the operating manager or managers thereof) of such Person, as the case may be.

                  "Bonds" means, collectively, the Initial Bonds issued by the Company under the Indenture pursuant to the Bond Purchase Agreement and any Additional Bonds which may be issued by the Company under the Indenture from time to time in accordance with the terms thereof.

                  "Bond Proceeds Sub-account" means the sub-account of such name established under the Depositary Agreement and held under account number 6800 0603 09.

                  "Bond Purchase Agreement" means the Bond Purchase Agreement, dated as of the Closing Date, between the Company and the Initial Purchasers.

                  "Bonds Register" has the meaning specified in Section 2.5(a) of the Indenture.

                  "Business Day" means any day that is not a Saturday, Sunday or legal holiday in the State of New York, or a day on which banking institutions chartered by the State of New York, or the United States, are legally required or authorized to close.

                  "Buydown   Damages"  has  the  meaning  specified  in  Section
3.3(a)(C) of the Indenture.

                  "Buydown Damages Sub-account" means the sub-account of such name established under the Depositary Agreement and held under account number 6800 0603 15.

                  "Change of Control" means Cleco fails to maintain a direct or indirect interest in at least 51% of the voting and ownership interests in the Company, unless (1) prior to the date on which the Project achieves Completion, such failure is approved by Holders holding at least 66 2/3% of the Outstanding Bonds, and (2) from and after the date on which the Project achieves Completion,
(a) the Rating Agency confirms in writing that such failure will not result in a Rating Downgrade and (b) the Independent Engineer confirms that the new operator of the Project is experienced in the operation of similar facilities in accordance with prudent utility practice.

                  "Change  of  Control  Notice"  has the  meaning  specified  in
Section 3.3(b) of the Indenture.

                  "Cleco" means Cleco Corporation, a Louisiana corporation.

                  "Cleco  Business  Development"  has the meaning  specified  in
Section 5.26 of the Indenture.

                  "Cleco Midstream" has the meaning specified in Section 5.26 of the Indenture.

                  "Closing Date" means December 15, 1999.

                  "Code" means the Internal Revenue Code of 1986.

                  "Collateral" means (a) a first priority perfected mortgage on the Project and the Site, all fixtures thereon and all related easements, rights-of-way, servitudes, licenses and other real property rights of the Company, (b) a first priority perfected security interest in all tangible and intangible personal property of the Company, including, without limitation, (i) all equipment, inventory and other goods used in connection with the Project,
(ii) all rights of the Company under the Project Documents, (iii) the project accounts and all cash, securities and other property on deposit therein or credited thereto, and (iv) all Governmental Approvals obtained in connection with the Project (to the extent assignable), and (c) a first priority perfected pledge of all of the membership interests in the Company.

                  "Collateral Agent" means Bank One Trust Company, N.A., as collateral agent for the benefit of the Secured Parties under the Intercreditor Agreement, together with its successors and assigns.

                  "Combined   Exposure"   has  the  meaning   specified  in  the
Intercreditor Agreement.

                  "Commonly Controlled Entity" means, as applied to the Company, any Person who is a member of a group which is under common control with the Company, who together with the Company, is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA.

                  "Company" means Cleco Evangeline LLC, a Louisiana limited liability company.

                  "Completion" means and shall occur when (1) all work to be performed by the contractor under the EPC Contract shall have been performed (other than "punch list" items not to exceed $3,903,000 in respect of which the Company has reserved funds for the payment thereof) in accordance with the terms of the EPC Contract, (2) all acceptance or other tests under the EPC Contract shall have been performed and any defects in the Project shall have been corrected to the satisfaction of the Company and the Independent Engineer (or, to the extent such defects have not been corrected, the EPC Contractor shall have paid in full the liquidated damages due in respect thereof), (3) the EPC Contractor shall have paid in full any other liquidated damages payable under the EPC Contract, unless such liability to pay liquidated damages shall have been fully reserved for with a bond or irrevocable letter of credit issued by a financial institution with a rating of at least "A2" by Moody's and at least "A" by S&P, (4) all Governmental Approvals required for the operation of the Project shall have been obtained, (5) the Project shall be capable of being operated safely in accordance with all applicable laws and Governmental Approvals, (6) no defective or incomplete portions of the Project shall exist that have or could reasonably be expected to have a material adverse effect on the operation or performance thereof in accordance with the operating and performance conditions specified in the EPC Contract, and (7) the Project shall have been interconnected with all utilities necessary for the operation thereof; provided, however, that the Project shall be deemed to have achieved Completion notwithstanding its failure to satisfy the condition set forth in clause (2) above if (a) the Company shall have redeemed an amount of Bonds such that the minimum and average projected Debt Service Coverage Ratios for the term of the Bonds are greater than or equal to 1.65 to 1 and 1.75 to 1, respectively and (b) the Company shall have taken such other measures as the Rating Agency may require in order to enable it to confirm (and upon which the Rating Agency shall confirm) in writing that such failure to achieve Completion on or before the Guaranteed Completion Date will not lower the rating of the Bonds below the rating assigned to the Bonds by the Rating Agency on the Closing Date.

                  "Consent" means a consent to assignment executed by a Project Party in favor of the Collateral Agent in form and substance similar to the form of consent to be attached as an exhibit to this Indenture or otherwise satisfactory in form and substance to the Required Holders.

                  "Construction   Account"   means  the  Account  of  such  name
established under the Depositary Agreement and held under account number 6800 0603 01.

                  "Construction Costs" means all costs and expenses due and payable by the Company to the EPC Contractor pursuant to the EPC Contract.

                  "Construction Debt Sub-account" means the sub-account of such name established under the Depositary Agreement and held under account number 6800 0603 19.

                  "Construction Debt Service Reserve Sub-account" means the sub-account of such name established under the Depositary Agreement and held under account number 6800 0603 18.

                  "Construction Period" means the period commencing on the Effective Date and ending on the Final Completion Date.

                  "Consumer Price Index" means the consumer price index as published from time to time by the United States Department of Labor, Bureau of Labor Statistics.

                  "Corporate Trust Office" means the corporate trust office of the Trustee located in New Orleans, Louisiana, which office is, on the date of delivery of this Indenture, located at the address specified in Section 11.6.

                  "Cost Overrun Certificate" has the meaning specified in the Equity Contribution Agreement.

                  "Damages" has the meaning specified in Section 12(b) of the Intercreditor Agreement.

                  "Debt" of any Person at any date means,  without  duplication,
(1) all obligations of such Person for borrowed money, (2) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments,
(3) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (4) all obligations of such Person under leases which are or should be, in accordance with GAAP, recorded as capital leases for which such Person is liable, (5) all obligations of such Person under interest rate or currency protection agreements or other hedging instruments, (6) all obligations of such Person to purchase securities (or other property) which arise out of or in connection with the sale of the same or substantially similar securities (or property), (7) all deferred obligations of such Person to reimburse any bank or other Person for amounts paid or advanced under a letter of credit or other instrument, (8) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, and
(9) all Debt of others guaranteed directly or indirectly by such Person or as to which such Person has an obligation substantially the economic equivalent of a guarantee or other arrangement to assure a creditor against loss.

                  "Debt Service Coverage Ratio" means without duplication, the ratio of (1) (a) all revenues of the Company (including interest and fee income, business interruption and delay in start-up insurance and Loss Proceeds and Title Insurance Proceeds deposited into the Revenue Account, but excluding Loss Proceeds and Title Insurance Proceeds not deposited into the Revenue Account and other similar non-recurring receipts not deposited into the Revenue Account) for such period minus (b) all O&M Costs for such period and all deposits into the Major Maintenance Reserve Account during such period, to (2) the sum of (a) all principal and interest (other than interest during construction and other similar payments which are pre-funded with the proceeds of a debt issuance or otherwise) payments due with respect to outstanding (without duplication) Bonds and other Permitted Debt (other than Subordinated Debt) during such period, and
(b) all unpaid principal and interest (other than interest during construction and other similar payments which are pre-funded with the proceeds of a debt issuance or otherwise) payments due with respect to outstanding (without duplication) Bonds and other Permitted Debt (other than Subordinated Debt) during all previous periods, all as determined on a cash basis in accordance with GAAP and as confirmed in writing by the Independent Engineer.

                  "Debt Service Payment Account" means the Account of such name established pursuant to the Depositary Agreement and held under account number 6800 0603 04.

                  "Debt Service Reserve Account" means the Account of such name established pursuant to the Depositary Agreement and held under account number 6800 0603 06.

                  "Debt Service Reserve Required Balance" means, at any date of determination thereof, the sum of (a) the next succeeding semiannual principal and interest payment on the Initial Bonds, (b) the next succeeding principal and interest payment on the Additional Bonds, if any, and (c) the next succeeding interest payment under any ACS LOC Reimbursement Agreement with respect to which the Company is the obligor.

                  "Debt Termination Date" has the meaning specified in the Intercreditor Agreement.

                  "Default" means any event or condition that, with the giving of notice, lapse of time or failure to satisfy certain specified conditions, or any combination thereof, would become an Event of Default.

                  "Default Equity Contribution" means any Equity Contribution required to be made by Cleco pursuant to Section 2(b) of the Equity Contribution Agreement.

                  "Default Equity Contribution Notice" has the meaning specified in Section 3.3(d) of the Indenture.

                  "Default   Equity   Contribution    Sub-account"   means   the
sub-account of such name established under the Depositary Agreement and held under account number 6800 0603 16.

                  "Default Rate" means, on any date, a per annum rate of interest equal to the higher of (i) 10.82% and (ii) the per annum rate of interest from time to time announced by Chase Manhattan Bank in New York, New York as its prime commercial lending rate plus 2%.

                  "Depositary Agreement" means the Deposit and Disbursement Agreement, dated as of December 10, 1999, among the Company, the Collateral Agent and the Securities Intermediary.

                  "Distribution   Account"   means  the  Account  of  such  name
established under the Depositary Agreement and held under account number 6800 0603 08.

                  "Eligible Facility" means an "eligible facility," as that term is defined in 15 U.S.C.ss.
79z-5a(a)(2).

                  "Environmental Claim" means any complaint, order, citation, decree, demand, judgment or written notice actually received by the Company from any Person alleging or asserting that (i) the Company or the Site is or could be in violation of any Environmental Law or (ii) that the Company may have liability under any Environmental Law as a result of any activity or operations at any time conducted by the Company, including, without limitation:

                  (i) the existence of any Environmentally Regulated Materials at the Site in violation of any Environmental Law;

                  (ii) the release or threatened release of any Environmentally Regulated Materials generated at the Site in violation of any Environmental Law;

                  (iii)    remediation of any such release at the Site; and

                  (iv) any violation of any relevant Environmental Law in connection with the Site.

                  "Environmental Laws" means any and all Laws (as well as obligations, duties and requirements under common law) relating to: (i) noise, emissions, discharges, spills, releases or threatened releases of pollutants, contaminants, Environmentally Regulated Materials, materials containing Environmentally Regulated Materials, or hazardous or toxic materials or wastes into ambient air, surface water, groundwater, watercourses, publicly or privately-owned treatment works, drains, sewer systems, wetlands, septic systems or onto land surface or subsurface strata; (ii) the use, treatment, storage, disposal, handling, manufacture, processing, distribution, transportation, or shipment of Environmentally Regulated Materials, materials containing

Environmentally Regulated Materials or hazardous and/or toxic wastes, material, products or by-products (or of equipment or apparatus containing Environmentally Regulated Materials); or (iii) pollution or the protection of human health, the environment or natural resources.

                  "Environmentally Regulated Materials" means (i) hazardous materials, hazardous wastes, hazardous substances, extremely hazardous wastes, restricted hazardous wastes, toxic substances, toxic pollutants, contaminants, pollutants or words of similar import, as used under Environmental Laws,
including  but  not  limited  to  the   following:   the   Hazardous   Materials
Transportation Act, 49 U.S.C. 1801 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq., the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C. 9601 et seq., the Clean Water Act, 33 U.S.C. 1251 et seq., the Clean Air Act, 42 U.S.C.ss. 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. 2601 et seq., the Safe Drinking Water Act, 42 U.S.C.ss. 3808 et seq., and the Oil Pollution Act, 33 U.S.C.ss. 2701 et seq., and their State and local counterparts or equivalents; (ii) petroleum and petroleum products including crude oil and any fractions thereof; (iii) natural gas, synthetic gas and any mixtures thereof; (iv) radon; (v) any other hazardous, radioactive, toxic or noxious substance, material, pollutant, or solid, liquid or gaseous waste; and (vi) any substance that, whether by its nature or its use, is now or hereafter subject to regulation under any
Environmental Law or with respect to which any Federal, state or local Environmental Law requires environmental investigation, monitoring or remediation.

                  "EPC Contract" means the Agreement for Engineering, Procurement and Construction Services to be executed by and between the Company and the EPC Contractor and any Replacement Project Document entered into in substitution therefor.

                  "EPC Contractor" means Cleco Midstream or such other Person that becomes contractor under the EPC Contract.

                  "EPC  Guaranty"   means  the   Engineering,   Procurement  and
Construction Completion Guaranty to be executed by Cleco in favor of the Company, and any Replacement Project Document entered into in substitution therefor.

                  "Equity Contribution" has the meaning specified in Section 1 of the Equity Contribution Agreement.

                  "Equity Contribution Agreement" means the Equity Contribution Agreement, dated as of the Closing Date, among Cleco, the Company and the Collateral Agent.

                  "Equity Letter of Credit" has the meaning specified in Section 1 of the Equity Contribution Agreement.

                  "Equity Requisition  Certificate" has the meaning specified in
Section 1 of the Equity Contribution Agreement.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "Event of Abandonment" means: (1) prior to the date of Completion, (a) the cessation or deferral of all or substantially all construction or completion of the Project for more than 120 consecutive days (as such period may be extended on a day-for-day basis corresponding with the occurrence and continuance of any event of force majeure (as defined in any of the Project Documents) so long as the Company is diligently proceeding to mitigate the consequences of such event) other than by reason of a Loss Event or
(b) the announcement by the Company of a decision to permanently cease or indefinitely defer the construction or completion of the Project; or (2) after the date of Completion, (a) the suspension for more than 120 consecutive days (as such period may be extended on a day-for-day basis corresponding with the occurrence and continuance of any event of force majeure (as defined in any of the Project Documents) so long as the Company is diligently proceeding to mitigate the consequences of such event) of all or substantially all operation of the Project (other than (i) by reason of the failure to be dispatched or (ii) by reason of the occurrence of a Loss Event ) or (b) the announcement by the Company of a decision to permanently cease operation of the Project.

                  "Event of Default" means the occurrence of any of the events specified in Section 6.1 of the Indenture.

                  "Excess Loss Event Redemption" has the meaning specified in 3.3(a)(A) of the Indenture.

                  "Excess Title Proceeds Redemption" has the meaning specified in Section 3.3(a)(B)(b) of the Indenture.

                  "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

                  "Exempt  Wholesale   Generator"  means  an  "exempt  wholesale
generator," as that term is defined in 15 U.S.C. ss. 79z-5a(a)(1).

                  "Expansion Modifications" means modifications or improvements to the Project that are designed to materially increase the net generating capacity of the Project, provided that Expansion Modifications do not include modifications that are Required Modifications.

                  "Facility" means the approximately 710 MW combined-cycle electric generating facility with 60 MW of supplemental duct firing capability consisting of refurbished and repowered Units 6 and 7 and three 160 MW natural gas-fired combustion generators which is owned by the Company and located in Evangeline Parish, Louisiana, together with the land on which the generation units are located, the electrical substation on the site, gas pipelines that connect the facility to the off-site pipeline system of CLE Intrastate Pipeline Company, Inc. and the transmission lines that connect the substation with a utility transmission system.

                  "Federal Bankruptcy Code" means Title 11 of the United States Code.

                  "Final Completion" has the meaning specified in the EPC Contract in effect as of the Effective Date, without giving effect to any subsequent amendments or modifications thereto (other than such amendments or modifications which are made in accordance with the Financing Documents).

                  "Final Completion Date" means the later of (a) June 1, 2001 and (b) the date on which (i) all of the conditions to Final Completion have been fully satisfied, (ii) no Default or Event of Default has occurred and is continuing and (iii) all of the Accounts are fully funded to their then required levels in accordance with the Depositary Agreement.

                  "Final Maturity Date" means the latest stated maturity date of any series of the Bonds.

                  "Final Memorandum" means the confidential private placement memorandum of the Company, dated December 13, 1999 distributed in connection with the offering of the Initial Bonds.

                  "Financing Commitments" has the meaning specified in the Intercreditor Agreement.

                  "Financing Documents" means, collectively, the Bond Purchase Agreement, the Indenture, the Bonds, the Equity Contribution Agreement, the Depositary Agreement, the Intercreditor Agreement and the Security Documents.

                  "Funding Date" has the meaning specified in the Depositary Agreement.

                  "GAAP" means generally accepted accounting principles as in effect in the United States from time to time.

                  "Gas Transportation Guaranty" means the Gas Transportation Guaranty to be executed by Cleco in favor of the Company.

                  "Gas Transportation Agreement" means the Agreement for Intrastate Transportation of Natural Gas, dated as of November 10, 1999, between the Company and CLE Intrastate Pipeline Company, Inc., and any Replacement Project Document entered into in substitution therefor.

                  "Governmental Approvals" means all governmental approvals, authorizations, consents, decrees, permits, licenses, waivers, privileges and filings with all Governmental Authorities required to be obtained for the development, acquisition, construction, ownership, start-up and operation of the Project and the sale of capacity, energy and/or ancillary services therefrom.

                  "Governmental Authority" means any government, governmental department, ministry, commission, board, bureau, agency, regulatory instrumentality of any government (central or state), judicial, legislative or administrative body, federal, state or local, having jurisdiction over the matter or matters in question.

                  "Guaranteed Completion Date" means December 1, 2000.

                  "Guaranty Obligation" means, with respect to any Person, any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing in any manner any Debt or similar obligation of any other Person.

                  "Holder" means the registered holder of any Bond from time to time.

                  "Indenture" means this Trust Indenture, dated as of December 10, 1999, between the Company and the Trustee.

                  "Independent Engineer" means Stone & Webster or another recognized independent engineering firm or engineer retained as independent engineer by the Company (provided, however, that the Company shall not replace such independent engineer in connection with any substantive disagreement between the Company and such independent engineer in connection with a certification to be delivered by the Company or such independent engineer or a consent to be given by such independent engineer, in each case, as required under a Transaction Document).

                  "Initial Bonds shall have the meaning specified in the second "WHEREAS" clause of this Indenture.

                  "Initial Purchasers" means the institutional investors which are named in Schedule A to the Bond Purchase Agreement.

                  "Insurance Consultant" means Marsh USA Inc.

                  "Interconnection Agreement" means the Cleco Standard Interconnection Agreement to be executed by and between Cleco Utility Group Inc. and the Company, and any Replacement Project Document entered into in substitution therefor.

                  "Intercreditor Agreement" means the Collateral Agency and Intercreditor Agreement, dated as of December 10, 1999, among the Company, the Trustee, the Securities Intermediary, the Collateral Agent on behalf of the Secured Parties and any Secured Parties from time to time a party thereto.

                  "Interest Payment Date" means (i) with respect to the Bonds, each March 1 and September 1, commencing on March 1, 2000 and concluding on the Final Maturity Date and each other date on which interest on the Bonds becomes due and payable, whether on a Redemption Date, the Final Maturity Date, declaration of acceleration or otherwise and (ii) with respect to any other Secured Obligations, each regularly scheduled date on which interest is due and payable with respect to such Secured Obligations, as such date may be established from time to time, and any date on which interest on such Secured Obligations becomes due and payable, whether at redemption, the final maturity date or declaration of acceleration or otherwise.

                  "Interest Rate Protection Agreements" means any agreements between the Company and a Permitted Counterparty providing for swaps, ceiling rates, ceiling and floor rates, contingent participation or other hedging mechanisms with respect to the payment of interest.

                  "Land" has the meaning specified in the Mortgage.

                  "Law" means any constitution or treaty, any law (including, without limitation, Environmental Laws, laws pertaining to land use or zoning restrictions, and building, health, fire and water use laws), ordinance, decree, code, regulation (including regulations governing environmental matters), order, rule, permit, approval, concession, grant, franchise, license, agreement, directive, guideline, policy, requirement, final judicial or arbitral decision or other governmental restriction or any similar form of decisions or determination by, or any interpretation or administration of the foregoing by, any Governmental Authority.

                  "Lien" means any mortgage, pledge, hypothecation, assignment, mandatory deposit arrangement with any Person owning Debt of such Person, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever which has the substantial effect of constituting a security interest, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same effect as any of the foregoing and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction, domestic or foreign.

                  "Loss Event" means (1) an event (other than a Title Defect) which causes all or a portion of the Project to be damaged, destroyed or rendered unfit for normal use, or (2) a compulsory transfer or taking or transfer under threat of compulsory transfer or taking of all or a substantial portion of the Project by a Governmental Authority.

                  "Loss Event Redemption" has the meaning specified in Section 3.3(a)(A)(a) of the Indenture.

                  "Loss Proceeds" means all proceeds received by or on behalf of the Company in connection with a Loss Event.

                  "Loss Proceeds Sub-account" means the sub-account of such name established under the Depositary Agreement and held under account number 6800 0603 13.

                  "Maintenance Agreement" means the Program Parts, Shop Repairs and Scheduled Outage Services Contract, dated as of September 2, 1999, between the Company and Siemens Westinghouse Power Corporation, and any Replacement Project Document entered into in substitution therefore.

                  "Major Maintenance Reserve Account" means the Account of such name established under the Depositary Agreement and held under account number 6800 0603 05.

                  "Major Maintenance Reserve Required Balance" means, for any Funding Date, the amount set forth for such Funding Date on Schedule II to the Indenture, provided that Schedule II may be revised from time to time by the Company as set forth in a substitute Schedule II prepared by the Company to more closely reflect the anticipated amount and timing of major maintenance expenses based on (i) a certificate of an Authorized Representative of the Company delivered to the Trustee certifying that such substitute Schedule II more closely reflects the anticipated amount and timing of major maintenance expenses than the then existing Schedule II and otherwise complies with the requirements of this definition and (ii) a certificate of the Independent Engineer confirming that in its view such substitute Schedule II more closely reflects the anticipated amount and timing of major maintenance expenses than the then existing Schedule II and is prudent based on the operating characteristics of the Facility.

                  "Make-Whole Premium" means, with respect to any Initial Bond, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Bond over the amount of such Called Principal, provided that the Make-Whole Premium may in no event be less than zero. For the purposes of determining the Make-Whole Premium, the following terms have the following meanings:

                  "Called Principal" means, with respect to any Initial Bond, the principal of such Initial Bond that is to be redeemed pursuant to
         Section 3.1.

                  "Discounted Value" means, with respect to the Called Principal of any Initial Bond, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Redemption Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Initial Bond is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "Reinvestment Yield" means, with respect to the Called Principal of any Initial Bond, 50 basis points (0.50%) over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Redemption
         Date with respect to such Called Principal, on the display designated as "Gov't PX" of the Bloomberg Financial Market Services (or, if not available, such other display as may replace such display on the Bloomberg Financial Market Services or any other nationally recognized trading screen reporting on-line intra-day trading in U.S. Treasury securities), for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Redemption Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable (including by way of interpolation), the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Redemption Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal and trading in the secondary market at the price closest to par as of such Redemption Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with a remaining average life closest to and greater than the Remaining Average Life and trading in the secondary market at the price closest to par and (2) the actively traded U.S. Treasury security with a remaining average life closest to and less than the Remaining Average Life and trading in the secondary market at the price closest to par.

                  "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Redemption Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                  "Remaining Scheduled Payments" means, with respect to the Called Principal of any Initial Bond, all payments of such Called Principal and interest thereon that would be due after the Redemption Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that, if such Redemption Date is not a date on which interest payments are due to be made under the terms of such Initial Bond, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Redemption Date and required to be paid on such Redemption Date pursuant to Article III.

                  "Master Services Agreements" means, collectively, the Human Resources Master Services Agreements, dated as of July 1, 1999, entered into by the Company with each of Cleco, Cleco Utility Group Inc., Utility Construction & Technology Solutions LLC, Cleco Energy LLC, CLE Intrastate Pipeline and CLE
Resources, and any Replacement Project Document entered into in substitution therefor.

                  "Master Use Agreements" means, collectively, the Master Use Agreements for Transfer of Assets, Goods and Services, dated as of July 1, 1999, entered into by the Company with each of Cleco, Cleco Utility Group Inc., Utility Construction & Technology Solutions LLC, Cleco Energy LLC, CLE
Intrastate Pipeline and CLE Resources, and any Replacement Project Document entered into in substitution therefor.

                  "Material  Adverse Effect" means a material  adverse effect on
(1) the business, property, prospects, financial position or results of operation of the Company, (2) the validity, perfection or priority of the Liens on the Collateral, (3) the ability of the Collateral Agent to enforce its rights and remedies under the Financing Documents or (4) the ability of the Company to perform any of its material obligations under the Transaction Documents.

                  "Material Project Document" means (a) the Project Documents in effect as the Closing Date and (b) any Additional Project Document (i) with a term of at least six months or (ii) pursuant to which the revenues earned or payments made are in excess of $2,000,000 on an annual basis.

                  "Members" means the members of the Company as set forth in the Operating Agreement.

                  "Monies" means all cash, payments, Permitted Investments and other amounts (including instruments evidencing such amounts) on deposit in or credited to any Account.

                  "Monthly Date" means the last day of each calendar month.

                  "Moody's" means Moody's Investors Service, Inc., provided that it maintains a rating on the Bonds or the Person in question, as the case may be.

                  "Mortgage" means the Mortgage, Assignment of Rents, Security Agreement and Financing Statement, dated as of December 10, 1999, by the Company in favor of the Collateral Agent.

                  "Mortgaged   Property"  has  the  meaning   specified  in  the
Mortgage.

                  "Multiemployer Plan" means a Plan which is a multliemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "MW" means a unit of electrical energy equal to one million watts of power.

                  "Non-Cleco Parties" means, collectively, Siemens Westinghouse Power Corporation, Williams Energy Marketing & Trading Company and The Williams Companies, Inc.

                  "Non-Completion Event" has the meaning specified in Section 3.3(a)(D) of the Indenture.

                  "Officer's Certificate" means a certificate executed by an Authorized Representative.

                  "O&M Account" means the Account of such name established under the Depositary Agreement and held under account number 6800 0603 03.

                  "O&M Contract" means the Operations and Maintenance Agreement to be executed by and between the Company and Cleco Generation Services LLC, and any Replacement Project Document entered into in replacement thereof.

                  "O&M Costs" means all amounts disbursed by or on behalf of the Company for the operation, maintenance, administration, repair or improvement of the Project (other than costs funded with withdrawals from the Major Maintenance Reserve Account), including, without limitation, premiums on insurance policies, property and other taxes, and payments under the relevant operating and maintenance agreements, leases, royalty and other land use agreements, fees, expenses and any other payments required under the Project Documents.

                  "O&M Guaranty" means the Operation and Maintenance Guaranty to be executed by Cleco in favor of the Company, and any Replacement Project Document entered into in replacement thereof.

                  "O&M Operator" means Cleco Generation Services LLC or such other Person that becomes operator under the O&M Contract.

                  "Opinion of Counsel" means a written opinion of counsel for any Person either expressly referred to herein or otherwise reasonably satisfactory to the Trustee which may include, without limitation, counsel for the Company and counsel for any Affiliate of the Company, whether or not such counsel is an employee of the Company or such Affiliate.

                  "Optional Modifications" means modifications or improvements to, and for the benefit of, the Project other than Required Modifications or Expansion Modifications.

                  "Ordinary Equity Contribution" has the meaning specified in the Equity Contribution Agreement.

                  "Outstanding," in connection with Bonds means, as of the time in question, all Bonds authenticated and delivered under the Indenture, except
(i) Bonds theretofore cancelled or required to be cancelled under Section 2.10 of the Indenture; (ii) Bonds for which provision for payment shall have been made in accordance with the Indenture; and (iii) Bonds in substitution for which other Bonds have been authenticated and delivered pursuant to the Indenture, and subject in any event to the terms and provisions of Section 7.3 of the Indenture.

                  "Paying Agent" means the Trustee or any other Person appointed to serve as Paying Agent under Section 10.12 of the Indenture.

                  "Payment Date" means, with respect to any Secured Obligations, the next Interest Payment Date or Principal Payment Date.

                  "PBGC" means the Pension Benefit Guaranty Corporation.

                  "Permitted Counterparty" means, in connection with an Interest Rate Protection Agreement, a financial institution whose long term unsecured and unguaranteed senior debt is rated "A" or higher by S&P and "A2" or higher by Moody's or which can be collateralized to such a level.

                  "Permitted Debt" is defined in Section 5.18 of the Indenture.

                  "Permitted Investments" is defined in Section 5.24 of the Indenture.

                  "Permitted Lien" is defined in Section 5.19 of the Indenture.

                  "Person" means any individual, sole proprietorship, corporation, partnership, joint venture, limited liability partnership, limited liability company, trust, unincorporated association, institution, Governmental Authority or any other entity.

                  "Plan" means an employee benefit or other plan established or maintained by the Company or any Commonly Controlled Entity and which is covered by Title IV of ERISA, other than a Multiemployer Plan.

                  "Pledge Agreement" means the Pledge Agreement, dated as of December 10, 1999, from Cleco Midstream to the Collateral Agent.

                  "Pre-Completion Revenues" means all revenues received by or on behalf of the Company prior to the date on which the Project achieves Completion, but excluding Loss Proceeds and Title Insurance Proceeds required to be deposited into the Redemption Account and other similar non-recurring receipts required to be deposited into the Redemption Account.

                  "Principal Payment Date" means (i) with respect to the Bonds, the date on which all or a portion of the principal of such Bonds becomes due and payable as provided therein or in the Indenture, whether on a scheduled date for payment of principal, at a Redemption Date, the Final Maturity Date, declaration of acceleration or otherwise and (ii) with respect to any other Secured Obligations, the date on which all or a portion of the principal of such Secured Obligations becomes due and payable pursuant to the terms thereof, whether on a scheduled date for payment of principal, at a redemption date, a final maturity date, declaration of acceleration or otherwise.

                  "Project" means the Facility, together with the associated equipment, facilities, ancillary structures and related contractual and property interests, including, without limitation, any capital improvements thereto.

                  "Project Costs" has the meaning specified in the Depository Agreement.

                  "Project Documents" means collectively, the Tolling Agreement, the Tolling Guaranty, the Tolling Side Letter, the Tolling Subordination Agreement, the EPC Contract, the EPC Guaranty, the O&M Contract, the O&M Guaranty, the Maintenance Agreement, the Master Use Agreement, the Gas Transportation Guaranty, the Master Services Agreements, the Interconnection Agreement, the Gas Transportation Agreement, the Start-Up Gas Agreement, the Start-Up Power Agreement and any Additional Project Document.

                  "Project Party" means any party to a Project Document other than the Company.

                  "PUHCA" means the Public Utility Holding Company Act of 1935, as amended.

                  "Rating Agency" means Moody's, provided that Moody's maintains a rating on the Bonds or, if Moody's does not retain a rating of the Bonds, S&P or any other nationally recognized credit rating agency of similar standing which maintain a rating of the Bonds.

                  "Rating Downgrade" means, at any time, a lowering of the Rating Agency's then-current rating of the Bonds.

                  "Rating Reaffirmation" means a reaffirmation by the Rating Agency of its then current credit ratings of the Bonds.

                  "Redemption   Account"   means  the   Account   of  such  name
established pursuant to the Depositary Agreement and held under account number6800 0603 07.

                  "Redemption Date" means the date on which Bonds will be redeemed in accordance with the terms of this Indenture, which date will be specified in an Officer's Certificate of the Company or a written determination of the Trustee, in each case delivered in accordance with this Indenture.

                  "Redemption Fund" has the meaning specified in Section 3.2 of the Indenture.

                  "Redemption Price" means an amount equal to the principal amount, premium (if any) and interest accrued through the Redemption Date to be paid for Bonds redeemed prior to maturity in accordance with the terms of this Indenture, as specified in the notice of redemption given pursuant to Section 3.4 of the Indenture.

                  "Registrar" has the meaning specified in Section 2.5 of the Indenture.

                  "Replacement Project Document" means any Additional Project Document entered into in replacement of a Project Document (1) with substantially similar economic effect on the Company as the Project Document being replaced and (2) with a counterparty having substantially similar creditworthiness and experience as the counterparty to the Project Document being replaced.

                  "Required Holders" means those Holders holding more than 50% in aggregate principal amount of the Outstanding Bonds, except where otherwise expressly provided.

                  "Required Modifications" means those modifications or improvements to the Project which are reasonably necessary for the Project to remain in compliance with applicable laws and Governmental Approvals, as confirmed in writing by the Independent Engineer.

                  "Required Project Completion Date" has the meaning specified in the EPC Contract in effect as of the Closing Date, without giving effect to any subsequent amendments or modifications thereto (other than such amendments or modifications which are made in accordance with the Financing Documents).

                  "Required Secured Parties" means, at any time, Persons that at such time hold at least a majority of the Combined Exposure; provided that, for purposes of directing actions of the Collateral Agent, the Trustee shall vote on all matters under the Intercreditor Agreement in an amount equal to the aggregate principal amount of the Outstanding Bonds, subject, however, in all events, to the terms and provisions of the Indenture.

                  "Responsible Officer" means (i) with respect to the Collateral Agent, the president or any vice president, assistant vice president or the trust officer of the Collateral Agent to whom any matter has been referred because of such officer's knowledge and familiarity with the particular subject and (ii) with respect to the Trustee, the president or any vice president, assistant vice president or the trust officer of the Trustee to whom any matter has been referred because of such officer's knowledge and familiarity with the particular subject.

                  "Restricted Payments" means, with respect to any Person, (1) the declaration and payment of distributions, dividends or any other similar payment made on account of the equity of such Person in cash, property, obligations or other securities, (2) any payment of the principal of or interest on any Subordinated Debt of such Person or (3) the making of loans or advances by such Person to any Affiliate of such Person.

                  "Revenue Account" means the Account of such name established under the Depositary Agreement and held under account number 6800 0603 02.

                  "S&P" means Standard & Poor's Ratings Group.

                  "Scheduled Payment Date" means, (1) with respect to the Indenture and the Bonds, each March 1 and September 1, and (2) with respect to any other Permitted Debt, the dates set forth in the documents evidencing such Permitted Debt for the scheduled payment of principal of and interest on such Permitted Debt.

                  "Secured Obligations" shall have the meaning specified in the Intercreditor Agreement.

                  "Secured Parties" means, collectively, the Trustee (on behalf of the Holders of the Bonds) and any other holder of Permitted Debt (or any agent or trustee therefor) which becomes a "Secured Party" under the Intercreditor Agreement in accordance with the terms thereof.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Securities Intermediary" means Bank One Trust Company, N.A., and its successors in such capacity.

                  "Security Agreement" means the Security Agreement, dated as of December 10, 1999, between the Company and the Collateral Agent.

                  "Security Documents" means, collectively, the Security Agreement, the Mortgage, the Pledge Agreement, all other documents pursuant to which a Lien on the Collateral is granted or purported to be granted to the Collateral Agent and the consents to assignment of the Project Documents.

                  "Security Interest" means any perfected and enforceable Lien on Collateral granted to the Collateral Agent pursuant to the requirements of any applicable Financing Document.

                  "Site" means the "Premises" as such term is defined in the Mortgage.

                  "Start-Up   Gas   Agreement"   means  the  Base  Contract  for
Short-Term Sale and Purchase of Natural Gas, dated as of November 1, 1999, by and between CLE Intrastate Pipeline Company, Inc. and the Company.

                  "Start-Up Power Agreement" means the Agreement for Electric Service by and between Cleco Utility Group, Inc. and the Company.

                  "Subordinated   ACS  LOC   Payment   Sub-account"   means  the
sub-account of such name established under the Depositary Agreement and held under account number 6800 0603 010.

                  "Subordinated ACS LOC Principal Amount" means the principal amount due on any ACS LOC Loan which is subordinated to the Senior Debt.

                  "Subordinated Claims Account" means the Account of such name established under the Depositary Agreement and held under the following account number 6800 0603 12.

                  "Subordinated Debt" means Debt (and the note or other instrument evidencing the same) which has been subordinated on terms and conditions substantially the same as those attached hereto as Exhibit C, to the prior payment of amounts owing under this Indenture and the Bonds.

                  "Subordinated Debt Account" means the Account of such name established under the Depositary Agreement and held under account number 6800 0603 12.

                  "Supplemental Indenture" means an indenture supplemental to this Indenture entered into by the Company and the Trustee for any of the purposes set forth in Article VIII.

                  "Title Defect" means the existence of any material defect in the title to the Site (other than Permitted Liens) in effect on the Closing Date which entitles the Collateral Agent to make a claim under the title insurance policy for the Project required to be delivered under the Bond Purchase Agreement.

                  "Title Defect Sub-account" means the sub-account of such name established under the Depositary Agreement and held under account number 6800 0603 14.

                  "Title Event Redemption" has the meaning specified in Section 3.3(a)(B) of the Indenture.

                  "Title Insurance Proceeds" means all proceeds received in connection with a Title Defect by the Company under the title insurance policy for the Project required to be delivered under the Bond Purchase Agreement.

                  "Tolling Agreement" means the Capacity Sale and Tolling Agreement, dated as of November 10, 1999, between the Company and Williams Energy Marketing & Trading Company, and any Replacement Project Document entered into in substitution therefore.

                  "Tolling Agreement Damages Payment" has the meaning specified in Section 3.3(a)(E) of the Indenture.

                  "Tolling Agreement Damages Sub-account" means the sub-account of such name established under the Depositary Agreement and held under account number 6800 0603 17..

                  "Tolling Guaranty" means the Corporate Guaranty to be executed by The Williams Companies, Inc. in favor of the Company, and any Replacement Project Document entered into in substitution therefor.

                  "Tolling Side Letter" means the Tolling Guaranty Side Letter to be executed by and between Williams Energy Marketing & Trading Company and the Company.

                  "Tolling Subordination Agreement" means the Subordination Agreement to be executed by and between Williams Energy Marketing & Trading Company, the Trustee and the Collateral Agent.

                  "Transaction  Documents"  means,  collectively,   the  Project
Documents and the Financing Documents.

                  "Trigger Event" has the meaning specified in the Intercreditor Agreement.

                  "Trigger Event Date" has the meaning specified in Section 6(a) of the Intercreditor Agreement.

                  "Trustee" means the Person named as "Trustee" in the Preamble of this Indenture and its successors, and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party, or any successor to all or substantially all of its corporate trust business, provided that any such successor or surviving corporation shall be eligible for appointment as trustee pursuant to Section 10.8, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter shall mean such successor Trustee.

                  "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York or any other relevant jurisdiction.

                  "Williams Subordination Agreement" means the Subordination Agreement, dated as of December 10, 1999, among Williams Energy Marketing & Trading Company, Bank One Trust Company, N.A., as Trustee and Collateral Agent, and the Company.

                                                                       Exhibit B
                                                              to Trust Indenture

                             [Form of Initial Bond]

                              CLECO EVANGELINE LLC
                            8.82% Senior Secured Bond
                                    due 2019

                  THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS, AND ACCORDINGLY MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNDER CIRCUMSTANCES THAT WOULD RESULT IN A VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR SUCH OTHER LAWS.

                              CLECO EVANGELINE LLC

                       8.82% Senior Secured Bond due 2019

No. R-__                                       Issue Date:  ______________
$_________                                     Maturity Date:  September 1, 2019
Private Placement Number: 18551* AA 3          New York, New York


                  CLECO EVANGELINE LLC, a Louisiana limited liability company (hereinafter called the "Company", which term includes any successor or assign under the Indenture referred to below), for value received hereby promises to pay to [__________], or its registered assigns, the principal amount of _____________ DOLLARS ($__________) such payment to be made in semiannual installments on March 1 and September 1 of each year (commencing March 1, 2001) and ending on the Maturity Date set forth above (the "Maturity Date"), each such installment to be in an amount equal to the principal amount specified for the applicable payment date on Schedule I attached hereto (provided that the portion of the principal amount remaining unpaid on the Maturity Date, together with all interest accrued thereon, shall in any and all cases be due and payable on the Maturity Date), and to pay interest on the unpaid portion of the principal amount hereof at an interest rate per annum equal to 8.82% (the "Interest Rate"), such interest to be payable from the most recent interest payment date to which interest has been paid or, if no interest has been paid, from the Issue Date set forth above, semiannually on March 1 and September 1 of each year, commencing March 1, 2000, until the principal amount hereof is paid in full. This Bond shall bear interest on any overdue principal and, to the extent enforceable under applicable law, on any overdue interest and premium (if any) at the Default Rate specified in the Indenture referred to below. Interest on this Bond shall be computed on the basis of a 360-day year, consisting of twelve
(12) thirty (30) day months.

                  Payments of principal of, interest on and any premium (if any) with respect to this

Bond are to be made in lawful money of the United States of America at the Corporate Trust Office of the Trustee in New Orleans, Louisiana or at such other place as may be provided pursuant to the Indenture referred to below or, in certain circumstances, to the holder of this Bond as provided in Section 2.2(f) of said Indenture.

                  This  Bond is one of an  authorized  series  of  Bonds  of the
Company known as its 8.82% Senior Secured Bonds due 2019 (the "Bonds") originally issued in the aggregate principal amount of $218,600,000 pursuant to the Trust Indenture, dated as of December 10, 1999 (as the same may be amended, modified or supplemented from time to time, the "Indenture"), between the Company and Bank One Trust Company, N.A., as trustee (the "Trustee", which term includes any successor Trustee under the Indenture), as contemplated by the Bond Purchase Agreement, dated as of December 10, 1999 (the "Bond Purchase
Agreement"), between the Company and the institutional investors named in Schedule A thereto. All capitalized terms used herein, unless defined herein, shall have the meanings ascribed to them in the Indenture.

                  All Bonds are secured equally and ratably with one another. Reference is hereby made to the Indenture for a description of the nature and extent of the Bonds and the respective rights of the Holders of the Bonds and of the Trustee and the Company in respect of the Bonds and the terms upon which the Bonds are made and are to be authenticated and delivered.

                  The principal of, and interest on, this Bond are payable from, and secured by, assets subject to the Liens on the Collateral, in accordance with the terms of the Indenture and the Security Documents. The Holder of this Bond is entitled to the benefits of the Bond Purchase Agreement, the Indenture and the Security Documents and, subject in the case of the Security Documents to the terms of the Intercreditor Agreement referred to below, may enforce the agreements of the Company contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof.

                  The Bonds are subject to a Collateral Agency and Intercreditor Agreement dated as of December 10, 1999 (the "Intercreditor Agreement"), among the Company, the Trustee, Bank One Trust Company, N.A. as Securities Intermediary and Bank One Trust Company, N.A. as Collateral Agent.

                  The Bonds are subject to optional redemption by the Company at any time in whole or, after Completion, in part at the Redemption Price specified in the Indenture, which Redemption Price will include a Make-Whole Premium.

                  The Bonds are, under certain conditions, subject to mandatory redemption as set forth in Section 3.3 of the Indenture.

                  Notice of any redemption of Bonds will be given at least thirty (30) days but not more than sixty (60) days prior to the Redemption Date to each Holder at its registered address.

                  The unpaid portion of principal, together with all interest accrued thereon and all other amounts due hereunder, shall be due and payable in full, as provided in the Indenture, upon the occurrence of certain Events of Default as set forth in Section 6.1 of the Indenture.

                  Recourse  under  this Bond is  limited as set forth in Section
11.12 of the Indenture.

                  This Bond is a registered Bond, and as provided in the Indenture, upon surrender of this Bond for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Bond for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company and the Trustee may treat the Person in whose name this Bond is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and neither the Company nor the Trustee will be affected by any notice to the contrary. No service charge will be made to any Holder of Bonds for any transfer or exchange, but the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  THIS BOND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK,

                  Unless the certificate of authentication hereon has been executed by the Trustee by manual or facsimile signature, this Bond shall not be entitled to any benefit under such Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                                  CLECO EVANGELINE LLC


                                                  By:___________________________
                                                     Name:
                                                     Title:
                                                     Dated:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This Bond is one of the Initial Bonds referred to in the within-mentioned Indenture.

BANK ONE, TRUST COMPANY, N.A.
as Trustee

By:
Name:
Title:
Dated:

                                 ASSIGNMENT FORM

                  (To be executed by the registered Holder if such Holder desires to transfer this Bond)

To:      Bank One Trust Company, N.A.
         27th Floor
         201 St. Charles Avenue
         New Orleans, Louisiana 70170
         Attention:  Denis Milliner

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto:

Name of Assignee:  ________________________________
Social Security Number or Other Identifying
Number of Assignee:_____________________________

Typewritten Name and Address

(including zip code) of Assignee:   ___________________________________


the within Bond and all rights thereunder, hereby irrevocably constituting and appointing __________________ attorney to transfer said Bond on the books of the Company, with full power of substitution in the premises.

By: _________________________

Dated:_______________________

                  NOTICE: The signature to this assignment must correspond with the name as written upon the first page of the within instrument in every particular, without alteration or enlargement or any change whatsoever

                                                                      Schedule I

                             PRINCIPAL AMORTIZATION

         The principal of this Bond is payable in semiannual installments on each Principal Payment Date specified in the table below, commencing March 1, 2001, each such installment to be in an amount equal to the product of (a) the principal amount set forth opposite the applicable Principal Payment Date specified in such table multiplied by (b) a fraction, the numerator of which is the stated principal amount of this Bond and the denominator of which is $218,600,000:

                                  Principal Amount Payable on $218,600,000
                                                Bonds Issued
Principal Payment Date                   Pursuant to this Indenture
March 1, 2001                                    $2,186,000
     September 1, 2001                            2,186,000
March 1, 2002                                     2,733,000
     September 1, 2002                            2,733,000
March 1, 2003                                     3,006,000
     September 1, 2003                            3,006,000
March 1, 2004                                     2,459,000
     September 1, 2004                            2,459,000
March 1, 2005                                     3,006,000
     September 1, 2005                            3,006,000
March 1, 2006                                     3,552,000
     September 1, 2006                            3,552,000
March 1, 2007                                     3,826,000
     September 1, 2007                            3,826,000
March 1, 2008                                     4,099,000
     September 1, 2008                            4,099,000
March 1, 2009                                     3,552,000
     September 1, 2009                            3,552,000
March 1, 2010                                     4,099,000
     September 1, 2010                            4,099,000
March 1, 2011                                     4,645,000
     September 1, 2011                            4,645,000
March 1, 2012                                     5,192,000
     September 1, 2012                            5,192,000
March 1, 2013                                     6,012,000
     September 1, 2013                            6,012,000
March 1, 2014                                     7,378,000
     September 1, 2014                            7,378,000
March 1, 2015                                     8,198,000
     September 1, 2015                            8,198,000
March 1, 2016                                     9,017,000

     September 1, 2016                            9,017,000
March 1, 2017                                    10,383,000
     September 1, 2017                           10,383,000
March 1, 2018                                    11,202,000
     September 1, 2018                           11,202,000
March 1, 2019                                    14,755,000
     September 1, 2019                           14,755,000

                                                                       Exhibit C

                                                              to Trust Indenture

                            SUBORDINATION PROVISIONS

                  All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Trust Indenture dated as of December 10, 1999 (as amended, supplemented or modified from time to time, the "Indenture") between Cleco Evangeline LLC and Bank One Trust Company, N.A., in its capacity as Trustee for the holders of the Bonds.

                  [NAME OF SUBORDINATED LENDER] (together with its successors and assigns, the "Subordinated Lender") hereby agrees for the benefit of the Secured Parties that all [DESCRIBE SUBORDINATED LIABILITIES] (the "Subordinated Obligations") are and shall be junior and subordinate, to the extent and in the manner set forth hereinafter, in right of payment to the prior indefeasible payment or satisfaction in full of all Secured Obligations. In furtherance thereof, each of the Secured Parties, the Collateral Agent and the Subordinated Lender further agrees that:

                  (a) (i) The Subordinated Lender shall not ask, demand, sue for, take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner (including, without limitation, from or by way of the Collateral or any guaranty of payment or performance), payment of all or any of the Subordinated Obligations unless and until the Financing Commitments shall have been terminated and the Secured Obligations shall have been paid or otherwise satisfied in full except to the extent of payments from the Subordinated Claims Account and payments from the Subordinated Debt Account, in each case in accordance with Section 3.2(b) of the Depositary Agreement. For the purposes of these provisions, the Secured Obligations shall not be deemed to have been paid or satisfied in full until those Secured Obligations shall have been indefeasibly so paid to the Secured Parties or so otherwise satisfied (after the passage of any relevant preference periods).

                  (ii) Upon any distribution of all or any of the assets of the Company to creditors of the Company upon the dissolution, winding up, liquidation, arrangement, reorganization or composition of the Company, whether in any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise, any payment or distribution of any kind (whether in cash, property or securities) which otherwise would be payable or deliverable upon or with respect to the Subordinated Obligations shall be paid or delivered directly to the Collateral Agent for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment of the Secured Obligations until the Secured Obligations have been paid or otherwise satisfied in full.

                  (iii) Each of the Secured Parties may demand specific performance of these terms of subordination, whether or not the Company shall have complied with any of the provisions hereof applicable to them at any time when the Subordinated Lender shall have failed to comply with any of such provisions applicable to it. The Subordinated Lender hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

                  (iv) So long as there are any Financing Commitments or any of the Secured Obligations shall remain unpaid or otherwise unsatisfied, the Subordinated Lender shall not commence or join with any creditor other than the Collateral Agent in commencing any proceeding referred to in subsection (ii) above for the payment of any amounts which otherwise would be payable or deliverable upon or with respect to the Subordinated Obligations.

                  (v) Subject to the termination of the Financing Commitments and the indefeasible payment or satisfaction in full of all of the Secured Obligations, the Subordinated Lender shall be subrogated to the rights of the Secured Parties to receive payments or distributions of assets of the Company made on the Secured Obligations until the Subordinated Obligations have been satisfied in full.

                  The foregoing provisions regarding subordination are for the benefit of the Secured Parties and the Company and shall be enforceable by them directly against the Subordinated Lender, and no Secured Party or the Company shall be prejudiced in its right to enforce subordination of any of the Subordinated Obligations by any act or failure to act by the Company or anyone in custody of any of its respective assets or property. Notwithstanding anything to the contrary contained in the foregoing provisions, the Subordinated Lender may receive distributions in respect of the Subordinated Obligations from the Company to the extent that such distributions are permitted pursuant to the Depositary Agreement.

                  (b) So long as any Secured Obligations remain outstanding, the following provisions shall apply:

                  (i) If a Trigger Event shall have occurred and be continuing, the Collateral Agent, on behalf of the Secured Parties and the Company, shall be permitted and is hereby authorized to take any and all actions to exercise any and all rights, remedies and options which it may have under the Security Documents or the Intercreditor Agreement.

                  (ii) Until the Debt Termination Date, the Subordinated Lender shall not, without the prior written consent of the Secured Parties, (x) exercise any rights or enforce any remedies or assert any claim with respect to the Collateral, (y) seek to foreclose any Lien or sell the Collateral, or (z) take any action, directly or indirectly, or institute any proceedings, directly or indirectly, with respect to any of the foregoing.

                  (iii) The Subordinated Lender hereby waives (x) notice of the existence, creation or non-payment of all or any of the Secured Obligations and
(y) to the fullest extent permitted by law, any right it may have to require the Collateral Agent to marshal assets.

                  (c) Subject to the terms of the Intercreditor Agreement, the Secured Parties may, at any time and from time to time, without any consent of or notice to the Subordinated Lender and without impairing or releasing the obligations of the Subordinated Lender: (v) amend in any manner any agreement under which any of the Secured Obligations is outstanding in accordance with the terms thereof (other than the priority of payments to Subordinated Debt under the Depositary Agreement); (w) sell, exchange, release, not perfect and otherwise deal with the

Collateral or other property at any time pledged, assigned or mortgaged to secure the Secured Obligations in accordance with the Security Documents; (x) release anyone liable in any manner under or in respect of the Secured Obligations; (y) exercise or refrain from exercising any rights against the Company and others; and (z) apply any sums from time to time received to payment or satisfaction of the Secured Obligations.

                                                                       Exhibit D
                                                              to Trust Indenture